[Pioneer Logo]

Pioneer
Emerging Markets
Fund

Class A, Class B and Class C Shares
Prospectus

March 27, 1997
(revised September 15, 1997)

      Pioneer Emerging Markets Fund (the "Fund") seeks longterm growth of capital by investing primarily in securities of issuers in countries with emerging economies or securities markets. Any current income generated from these securities is incidental to the investment objective of the Fund. The Fund is a diversified open-end investment company designed for investors seeking to achieve capital growth and diversification through foreign investments. There is no assurance that the Fund will achieve its investment objective.
      In pursuit of its objective, the Fund may employ active investment management techniques, including futures and options, in an attempt to hedge the foreign currency and other risks associated with the Fund's investments.
      Fund returns and share prices fluctuate, and the value of your account upon redemption may be more or less than your purchase price. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
      Investing in countries with emerging economies or securities markets may offer significant investment opportunities. However, investments in foreign securities, particularly in emerging markets, entail significant risks in addition to those customarily associated with investing in U.S. securities. The Fund is intended for investors who can accept the risks associated with its investments and may not be suitable for all investors. See "Investment Objective and Policies" for a discussion of these risks.

      This Prospectus provides information about the Fund that you should know before investing. Please read and retain it for your future reference. More information about the Fund is included in the Statement of Additional Information, also dated September 15, 1997 which is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information may be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge.




          TABLE OF CONTENTS                                         PAGE
          -------------------------------------------------------   -----
I.        EXPENSE INFORMATION   .................................    2
II.       FINANCIAL HIGHLIGHTS  .................................    3
III.      INVESTMENT OBJECTIVE AND POLICIES    ..................    6
IV.       MANAGEMENT OF THE FUND   ..............................    9
V.        FUND SHARE ALTERNATIVES  ..............................    10
VI.       SHARE PRICE  ..........................................    10
VII.      HOW TO BUY FUND SHARES   ..............................    11
VIII.     HOW TO SELL FUND SHARES  ..............................    14
IX.       HOW TO EXCHANGE FUND SHARES    ........................    15
X.        DISTRIBUTION PLANS    .................................    16
XI.       DIVIDENDS, DISTRIBUTIONS AND TAXATION   ...............    17
XII.      SHAREHOLDER SERVICES  .................................    17
           Account and Confirmation Statements    ...............    17
           Additional Investments  ..............................    18
           Automatic Investment Plans    ........................    18
           Financial Reports and Tax Information  ...............    18
           Distribution Options    ..............................    18
           Directed Dividends   .................................    18
           Direct Deposit    ....................................    18
           Voluntary Tax Withholding  ...........................    18
           Telephone Transactions and Related Liabilities  ......    18
           FactFoneSM   .........................................    18
           Retirement Plans  ....................................    19
           Telecommunications Device for the Deaf (TDD)    ......    19
           Systematic Withdrawal Plans   ........................    19
           Reinstatement Privilege (Class A Shares Only)   ......    19
XIII.     THE FUND  .............................................    19
XIV.      INVESTMENT RESULTS    .................................    20
          APPENDIX--CERTAIN INVESTMENT PRACTICES  ...............    21

                             --------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. EXPENSE INFORMATION
     This table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in the Fund. The table reflects annual operating expenses of Class A and Class B shares based on actual expenses incurred for the fiscal year ended November 30, 1996. For Class C shares, operating expenses are based on expenses that would have been incurred if Class C shares had been outstanding for the entire fiscal year ended November 30, 1996.




                                                     Class A     Class B   Class C
                                                   ------------ --------- --------
Shareholder Transaction Expenses:
 Maximum Initial Sales Charge on Purchases
  (as a percentage of offering price)    .........     5.75%(1)   None      None
 Maximum Sales Charge on Reinvestment of
   Dividends  ....................................    None        None      None
 Maximum Deferred Sales Charge
 (as a percentage of purchase price or redemption
   proceeds, as applicable)  .....................    None(1)      4.00%   1.00%
 Redemption fee(2) ...............................    None        None      None
 Exchange fee    .................................    None        None      None
Annual Operating Expenses
  (as a percentage of average net assets):
 Management fee (after fee reduction)(3)   .......     0.55%       0.55%   0.55%
 12b-1 Fees   ....................................     0.25%       1.00%   1.00%
 Other Expenses (including accounting and transfer
   agent fees, custodian fees and printing
   expenses)
   (after expense reduction)(3)   ................     1.45%       1.41%   1.31%
                                                    ---------    ------   ------
Total Operating Expenses
  (after reductions):(3) .........................     2.25%       2.96%   2.86%
                                                    =========    ======   ======

---------
(1) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge ("CDSC"). See "How to Sell Fund Shares."
(2) Separate fees (currently $10 and $20, respectively) apply to domestic and international wire transfers of redemption proceeds.
(3) Pioneering Management Corporation ("PMC") agreed not to impose all or a portion of its management fee and to make other arrangements, if necessary, to limit the operating expenses of the Fund as listed below. The portion of Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent such expenses are reduced for the Class A shares of the Fund. This agreement is voluntary and temporary and may be revised or terminated at any time.

                                    Class A   Class B   Class C
                                   --------- --------- --------
Expenses Absent Reductions
 Management Fee    ...............   1.25%     1.25%    1.25%
 Total Operating Expenses   ......   2.95%     3.66%    3.56%

 Example:

     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return, reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year.

                         One Year   Three Years   Five Years   Ten Years
                        ---------- ------------- ------------ ----------
Class A Shares   ......    $79         $124          $171      $301
Class B Shares
 --Assuming complete
     redemption at end
     of period   ......    $70         $122          $176      $311*
 --Assuming no
     redemption  ......    $30         $ 92          $156      $311*
Class C Shares**
 --Assuming complete
     redemption at the
     end of period  ...    $39         $ 89          $151      $319
 --Assuming no
     redemption  ......    $29         $ 89          $151      $319

---------
 *Class B shares convert to Class A shares eight years after purchase;
  therefore, Class A share expenses are used after year eight.
**Class C shares redeemed during the first year after purchase are subject to a 1% CDSC.

     THE EXAMPLE IS DESIGNED FOR INFORMATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL FUND EXPENSES AND RETURNS VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

     For further information regarding management fees, 12b-1 fees and other expenses of the Fund, see "Management of the Fund," "Distribution Plans" and "How to Buy Fund Shares" in this Prospectus and "Management of the Fund," "Principal Underwriter" and "Distribution Plans" in the Statement of Additional Information. The Fund's payment of a 12b-1 fee may result in long-term shareholders paying more than the economic equivalent of the maximum initial sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

     The maximum initial sales charge is reduced on purchases of specified larger amounts of Class A shares and the value of shares owned in other Pioneer mutual funds is taken into account in determining the applicable initial sales charge. See "How to Buy Fund Shares." No sales charge is applied to exchanges of shares of the Fund for shares of other publicly available Pioneer mutual funds. See "How to Exchange Fund Shares."

II. FINANCIAL HIGHLIGHTS
     The following information has been audited by Arthur Andersen LLP, independent public accountants. Arthur Andersen LLP's report on the Fund's financial statements as of November 30, 1996 appears in the Fund's Annual Report, which is incorporated by reference into the Statement of Additional Information. The information listed below should be read in conjunction with those financial statements. The Annual Report includes more information about the Fund's performance and is available free of charge by calling Shareholder Services at 1-800-225-6292.

PIONEER EMERGING MARKETS FUND

Selected Data for a Class A Share Outstanding for Each Period Presented+:

                                                                                                 For the Year Ended
                                                                                                    November 30,
                                                                                           -------------------------------
                                                                                                1996            1995
Net asset value, beginning of period   ...................................................     $ 11.56       $ 12.24
                                                                                            ------------     ------------
Increase (decrease) from investment operations:
 Net investment income (loss)    .........................................................     $ (0.07)      $  0.04
 Net realized and unrealized gain (loss) on investments and other foreign currency
  related transactions  ..................................................................        2.45         (0.53)
                                                                                            ------------     ------------
  Net increase (decrease) from investment operations  ....................................     $  2.38       $ (0.49)
Distribution to shareholders from:
 Net investment income  ..................................................................          --         (0.06)
 Net realized gain   .....................................................................          --       $ (0.13)
                                                                                            ------------     ------------
Net increase (decrease) in net asset value   .............................................     $  2.38       $ (0.68)
                                                                                            ------------     ------------
Net asset value, end of period   .........................................................     $ 13.94       $ 11.56
                                                                                            ============     ============
Total return*  ...........................................................................       20.59%        (4.07%)
Ratio of net operating expenses to average net assets    .................................        2.28%++       2.27%++
Ratio of net investment income (loss) to average net assets    ...........................       (0.61%)++      0.24%++
Portfolio turnover rate    ...............................................................         143%       246.68%
Average commission rate paid (1)    ......................................................     $0.0003       $    --
Net assets, end of period (in thousands)  ................................................     $56,465       $15,411
Ratios assuming no reduction of fees or expenses by PMC and no reduction of fees paid indirectly:
 Net expenses  ...........................................................................        3.00%         3.95%
 Net investment loss    ..................................................................       (1.33%)       (1.44%)
Ratios assuming a reduction of fees and expenses by PMC and a reduction for fees paid indirectly:
 Net expenses  ...........................................................................        2.25%         2.25%
 Net investment loss    ..................................................................       (0.58%)        0.27%



                                                                                                6/23/94
                                                                                            (Commencement of
                                                                                            Operations) to
                                                                                               11/30/94
Net asset value, beginning of period   ...................................................       $ 12.50
                                                                                            ------------
Increase (decrease) from investment operations:
 Net investment income (loss)    .........................................................       $  0.08
 Net realized and unrealized gain (loss) on investments and other foreign currency
  related transactions  ..................................................................         (0.34)
                                                                                            ------------
  Net increase (decrease) from investment operations  ....................................       $ (0.26)
Distribution to shareholders from:
 Net investment income  ..................................................................            --
 Net realized gain   .....................................................................            --
                                                                                            ------------
Net increase (decrease) in net asset value   .............................................       $ (0.26)
                                                                                            ------------
Net asset value, end of period   .........................................................       $ 12.24
                                                                                            ============
Total return*  ...........................................................................         (2.08%)
Ratio of net operating expenses to average net assets    .................................          2.25%**
Ratio of net investment income (loss) to average net assets    ...........................          1.85%**
Portfolio turnover rate    ...............................................................        259.22%**
Average commission rate paid (1)    ......................................................       $    --
Net assets, end of period (in thousands)  ................................................       $17,067
Ratios assuming no reduction of fees or expenses by PMC and no reduction of fees paid indirectly:
 Net expenses  ...........................................................................          4.13%**
 Net investment loss    ..................................................................         (0.03%)**
Ratios assuming a reduction of fees and expenses by PMC and a reduction for fees paid indirectly:
 Net expenses  ...........................................................................            --
 Net investment loss    ..................................................................            --

---------
 + The per share data presented above is based upon average shares outstanding and average net assets for the period presented.
 ++ Ratios assuming no reduction for fees paid indirectly.
 * Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
(1) Amount represents the rate of commission paid per share. Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

Selected Data for a Class B Share Outstanding for Each Period Presented+:


                                                                                                 For the Year Ended
                                                                                                    November 30,
                                                                                           -------------------------------
                                                                                                1996             1995
Net asset value, beginning of period   ...................................................     $ 11.47           $12.19
                                                                                            ------------   ------------
Increase (decrease) from investment operations:
 Net investment income (loss)    .........................................................     $ (0.03)          $(0.04)
 Net realized and unrealized gain (loss) on investments and other foreign currency
  related transactions   .................................................................        2.29            (0.52)
                                                                                            ------------   ------------
  Net increase (decrease) from investment operations  ....................................     $  2.26           $(0.56)
Distribution to shareholders from:
 Net investment income  ..................................................................          --            (0.03)
 Net realized gain   .....................................................................          --            (0.13)
                                                                                            ------------   ------------
Net increase (decrease) in net asset value   .............................................     $  2.26           $(0.72)
                                                                                            ------------   ------------
Net asset value, end of period   .........................................................     $ 13.73           $11.47
                                                                                            ============   ============
Total return*  ...........................................................................       19.70%           (4.62%)
Ratio of net operating expenses to average net assets    .................................        3.00%++          3.00%++
Ratio of net investment income (loss) to average net assets    ...........................       (1.47%)++        (0.47%)++
Portfolio turnover rate    ...............................................................         143%          246.68%
Average commission rate paid (1)    ......................................................     $0.0003           $   --
Net assets, end of period (in thousands)  ................................................     $39,893           $5,658
Ratios assuming no reduction of fees or expenses by PMC and no reduction of fees paid indirectly:
 Net expenses  ...........................................................................        3.66%            4.57%
 Net investment loss    ..................................................................       (2.13%)          (2.05%)
Ratios assuming a reduction of fees and expenses by PMC and a reduction for fees paid indirectly:
 Net expenses  ...........................................................................        2.96%            2.96%
 Net investment loss    ..................................................................       (1.43%)          (0.43%)



                                                                                                6/23/94
                                                                                            (Commencement of
                                                                                            Operations) to
                                                                                               11/30/94
Net asset value, beginning of period   ...................................................        $12.50
                                                                                            ------------
Increase (decrease) from investment operations:
 Net investment income (loss)    .........................................................        $ 0.02
 Net realized and unrealized gain (loss) on investments and other foreign currency
  related transactions  ..................................................................         (0.33)
                                                                                            ------------
  Net increase (decrease) from investment operations  ....................................        $(0.31)
Distribution to shareholders from:
 Net investment income  ..................................................................            --
 Net realized gain   .....................................................................            --
                                                                                            ------------
Net increase (decrease) in net asset value   .............................................        $(0.31)
                                                                                            ------------
Net asset value, end of period   .........................................................        $12.19
                                                                                            ============
Total return*  ...........................................................................         (2.48%)
Ratio of net operating expenses to average net assets    .................................          3.33%**
Ratio of net investment income (loss) to average net assets    ...........................          0.77%**
Portfolio turnover rate    ...............................................................        259.22%**
Average commission rate paid (1)    ......................................................        $   --
Net assets, end of period (in thousands)  ................................................        $4,319
Ratios assuming no reduction of fees or expenses by PMC and no reduction of fees paid indirectly:
 Net expenses  ...........................................................................          5.21%**
 Net investment loss    ..................................................................         (1.11%)**
Ratios assuming a reduction of fees and expenses by PMC and a reduction for fees paid indirectly:
 Net expenses  ...........................................................................            --
 Net investment loss    ..................................................................            --

---------
 + The per share data presented above is based upon average shares outstanding and average net assets for the period presented.
 ++ Ratios assuming no reduction for fees paid indirectly.
 * Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
(1) Amount represents the rate of commission paid per share. Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

Selected Data for a Class C Share Outstanding for Each Period Presented+:

                                                                                                 1/31/96 to
                                                                                                  11/30/96
Net asset value, beginning of period   ...................................................       $ 13.22
                                                                                             -----------
Increase (decrease) from investment operations:
 Net investment income (loss)    .........................................................       $ (0.09)
 Net realized and unrealized gain (loss) on investments and foreign currency transactions           0.60
                                                                                             -----------

Net increase (decrease) in net asset value   .............................................       $  0.51
                                                                                             -----------
Net asset value, end of period   .........................................................       $ 13.73
                                                                                             ===========
Total return*  ...........................................................................          3.86%
Ratio of net expenses to average net assets  .............................................          2.91%**++
Ratio of net investment loss to average net assets    ....................................         (1.51%)**++
Portfolio turnover rate    ...............................................................           143%**
Average commission rate paid (1)    ......................................................       $0.0003
Net assets end of period (in thousands)   ................................................       $ 5,566
Ratios assuming no reduction of fees or expenses by PMC and no reduction of fees paid indirectly:
 Net expenses  ...........................................................................          3.48%
 Net investment gain (loss)   ............................................................         (2.08%)
Ratios assuming reduction for fees paid indirectly:
 Net expenses  ...........................................................................          2.86%**
 Net investment gain (loss)   ............................................................         (1.46)%**

---------
 + The per share data presented above is based upon average shares outstanding and average net assets for the period presented.
 ++ Ratios assuming no reduction for fees paid indirectly.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
(1) Amount represents the rate of commission paid per share. Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

III. INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is long-term growth of capital. The Fund pursues this objective by investing in securities of issuers in countries with emerging economies or securities markets.

     Under normal circumstances, at least 65% of the Fund's total assets are invested in securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers. For purpose of the Fund's investments, "emerging countries" are countries with economies or securities markets that are not considered by Pioneering Management Corporation ("PMC") to be developed. Currently, emerging countries include: Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Columbia, Costa Rica, Czech Republic, Ecuador, Egypt, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Kuwait, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe. At PMC's discretion, the Fund may invest in other emerging countries.

     A company is considered to be domiciled in an emerging country if it is organized under the laws of, or has a principal office in, such country. A company is considered by PMC as primarily doing business in an emerging country if that company derives at least 50% of its gross revenues or profits from either (i) goods or services produced in emerging countries or (ii) sales made in emerging countries.

     Under normal circumstances, the Fund maintains investments in at least six emerging countries. Except for temporary defensive purposes, the Fund will not invest 25% or more of its total assets in securities of issuers in any one country, emerging or developed. From time to time, the Fund may invest more than 25% of its total assets investments in a particular region.

     The Fund may also invest up to 35% of its total assets in equity and debt securities of companies in any developed country, other than the United States ("U.S."), and of such countries' governmental issuers and in short-term investments (as described below). See "Other Eligible Investments."

     Although the Fund may invest in both equity and debt securities, PMC expects that equity and equity-related securities will ordinarily offer the greatest potential for long- term growth of capital and will constitute the majority of the Fund's assets. The equity and equity-related securities of companies in which the Fund invests consist of common stock and securities with common stock characteristics, such as preferred stock, equity interests in other unincorporated entities, warrants, rights or debt securities convertible into common stock, and depositary receipts for these securities. The Fund will also invest in call options on such securities.

     The Fund may also invest in debt securities of corporate and governmental issuers that PMC believes offer opportunities for long-term capital appreciation due to favorable credit quality, interest rate or currency exchange rate changes. Debt securities in which the Fund invests may be of any quality or maturity. Many of the debt securities available in emerging market countries are of poor credit quality and may be in default. However, the Fund will not invest more than 10% of its total assets in debt securities rated below investment grade or unrated securities of comparable quality. See "Lower-Rated Debt Securities and Associated Risk Factors" in the Appendix to this Prospectus. The value of debt securities, particularly those with longer maturities, can generally be expected to rise as interest rates decline and to fall as interest rates rise. Movements in currency exchange rates may offset or amplify such fluctuations, as measured in U.S. dollars.



     In pursuit of its objective, the Fund may employ certain active investment management techniques including forward foreign currency exchange contracts, options contracts on securities and securities indices, futures contracts on currencies and securities indices and options on these futures contracts. These techniques may be employed in an attempt to hedge foreign currency and other risks associated with the Fund's portfolio securities. The Fund may also enter into repurchase agreements and invest in restricted and illiquid securities. See the Appendix to this Prospectus and the Statement of Additional Information for a description of these investment practices and securities and associated risks.


     For temporary defensive purposes, the Fund may invest up to 100% of its total assets in short-term investments (as described below). The Fund will assume a temporary defensive posture when political and economic factors affect securities markets to such an extent that PMC believes there to be extraordinary risks in being substantially invested in emerging countries.

     In selecting securities for investment by the Fund, PMC assesses the general attractiveness of specific countries based on an analysis of internal conditions, including political stability, financial practices, market practices, economic growth prospects, levels of interest rates and inflation, general market valuations and potential changes in currency relationships. Based on the relative return and risk among countries, a target weighting is set for the allocation of the Fund's assets among emerging countries. As a parallel process, which involves many of the same factors as, and influences the outcome of, country allocation, PMC performs a fundamental analysis of each company being considered for inclusion in the Fund's portfolio. In performing this fundamental analysis, PMC considers a variety of factors, including financial condition, growth prospects, asset valuation, management expertise, existing or potential dividend payments, stock liquidity and the market valuation of the company. The specific size of the Fund's investment in any one company is determined by the relationship of the relative return and risk among individual investments. Because current income is not the Fund's investment objective, the Fund will not restrict its investments to securities of issuers with a record of timely dividend payments.

     While investing in emerging countries involves substantial risks, as discussed below, PMC believes investments in such countries offer opportunities for capital growth. Certain emerg-ing countries have at times experienced economic growth rates well in excess of those of the more developed countries, including the United States. By carefully selecting securities of issuers in emerging countries for the Fund's portfolio, PMC seeks to provide, over the long term, a higher rate of capital appreciation than would generally be possible by investing in securities of issuers in developed countries. Of course there can be no assurance that the Fund will achieve this objective.

Risk Factors

     Investing in the Fund entails a substantial degree of risk. Because of the special risks associated with investing in emerging countries, an investment in the Fund may not be suitable for all investors and should not be considered an overall investment program. Investors are strongly advised to consider carefully the special risks involved in investing in emerging countries, which are in addition to the usual risks of investing in developed countries around the world. See the Appendix to this Prospectus for additional risks associated with an investment in the Fund.

     The political and economic structures in many emerging countries are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries. The small size and limited history of the securities markets in certain of such countries and the limited volume of trading in securities in those countries makes the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets, such as the U.S., Japan and most Western European countries.

     Investing in emerging countries involves the risks of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the Fund could lose its entire investment in that country.

     Economies in individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

     Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

     The securities markets of many emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

     There may be less publicly available information about international securities and issuers than is available with respect to U.S. securities and issuers. International companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The Fund's net investment income and/or capital gains from its international investment activities may be subject to foreign withholding and other taxes.

     In addition, the value of securities denominated or quoted in international currencies may also be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

     Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S.; this is particularly true with respect to securities markets in emerging countries. Such markets have settlement and clearance procedures that differ from those of more developed markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to a subsequent decline in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the Fund.

     In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss or theft of its assets in situations that may arise that may not be foreseeable. By way of example and without limitation, a fraudulent or otherwise deficient security settlement or a conversion, theft or default by a broker, dealer or other intermediary could result in losses to the Fund. Neither PMC nor the Fund's custodian is liable to the Fund or its shareholders for such losses incurred by the Fund in the absence of willful misfeasance, bad faith or gross negligence in the performance of their respective duties.

     Most of the emerging market companies in which the Fund invests are relatively small, lesser-known companies. Although many such companies offer greater growth potential than larger, more mature, better-known companies, investing in the securities of such companies also involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these smaller companies are the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions. These companies may have higher investment risk than that associated with larger companies due to greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

     In addition to risks associated with investments in foreign private issuers, investments in foreign governmental securities entail risk that the foreign government will repudiate its underlying obligation or alter any favorable tax treatment associated with the obligation. There may be difficulty in enforcing outside the U.S. legal rights against foreign governments.

Other Eligible Investments

     Under normal circumstances, the Fund may invest up to 35% of its total assets in the investments described in this section.

     Securities of Developed Country Issuers. The Fund may invest in equity and debt securities of companies that are domiciled or primarily doing business in developed countries, other than the U.S., and of such countries' governmental issuers.

     Short-Term Investments. For temporary defensive or cash management purposes the Fund may invest in short-term investments consisting of: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by international or domestic companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's Investors Service, Inc. ("Moody's") or A-1, AA or better by Standard and Poor's Ratings Group ("Standard & Poor's"); obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks (located in the United States or foreign countries) with securities outstanding that are rated Prime-1, Aa or better by Moody's, or A-1, AA or better by Standard and Poor's; obligations of comparable quality issued or guaranteed by the U.S. Government or the government of a foreign country or their respective agencies or instrumentalities; and repurchase agreements.

Investments in Depositary Receipts

     The Fund may hold securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other similar instruments or other securities convertible into securities of eligible issuers. Generally, ADRs in registered form are designed for use in U.S. securities markets, and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

     ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of foreign issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

     Russian Depositary Trust Certificates ("RDCs") are offered through a unit trust with one or more sub-trusts in which each RDC represents a fractional undivided beneficial interest in a specific sub-trust. Each sub-trust holds as its only assets the shares of a single Russian issuer. RDCs are generally not denominated in the same currency as the underlying security that they represent. Voting rights for an RDC holder of any Russian company are not direct and the trust votes in accordance with the wishes of the majority of the RDC holders of such company. RDCs are subject to the risks inherent in a direct investment in any Russian issuer's shares, including the possibility of adverse changes in the Russian government and Russian securities regulations, and certain RDC-specific risks such as custodial, title and registration risk and the volatility of the Russian secondary securities market. RDCs are considered to be Rule 144A securities under the Securities Act of 1933.

     For purposes of the Fund's investment policies, investments in ADRs, GDRs, RDCs and similar instruments will be deemed to be investments in the underlying equity securities of the foreign issuers. The Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Brady Bonds

     The Fund may invest in so-called "Brady Bonds" and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the "Brady Plan." Brady Bonds are debt securities issued under the framework of the Brady Plan as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds).

     Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. Investors should recognize that Brady Bonds have been issued only recently, and, accordingly, they do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ.

Portfolio Turnover

     The Fund will be substantially fully invested at all times, except as described above. However, the volatility of certain emerging markets and the need for PMC to allocate and reallocate the Fund's investments among several markets can be expected to generate a portfolio turnover rate higher than that of funds investing in equity securities of issuers in the U.S. or other developed countries. Changes in the portfolio may be made promptly when determined to be advisable by reason of developments not foreseen at the time of the initial investment decision, and usually without reference to the length of time a security has been held. Accordingly, portfolio turnover rates are not considered a limiting factor in the execution of investment decisions. See "Financial Highlights" for the Fund's actual turnover rate. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the Fund and its shareholders and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). See "Dividends, Distributions and Taxation."

     The Fund's investment objective and certain investment restrictions designated as fundamental in the Statement of Additional Information may be changed by the Board of Trustees only with shareholder approval.


IV. MANAGEMENT OF THE FUND

     The Fund's Board of Trustees has overall responsibility for management and supervision of the Fund. There are currently nine Trustees, seven of whom are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Board meets at least quarterly. By virtue of the functions performed by PMC as investment adviser, the Fund requires no employees other than its executive officers, all of whom receive their compensation from PMC or other sources. The Statement of Additional Information contains the names and general business and professional background of each Trustee and executive officer of the Fund.


     The Fund is managed under a contract with PMC, which serves as investment adviser to the Fund and is responsible for the overall management of the Fund's business affairs, subject only to the authority of the Board of Trustees. PMC is a wholly owned subsidiary of The Pioneer Group, Inc. ("PGI"), a Delaware corporation. Pioneer Funds Distributor, Inc. ("PFD"), an indirect subsidiary of PGI, is the principal underwriter of shares of the Fund. John F. Cogan, Jr., Chairman and President of the Fund, Chairman and a Director of the Manager, Chairman of PFD, and President and a Director of PGI, beneficially owned approximately 14% of the outstanding capital stock of PGI as of the date of this Prospectus.

     Mr. David Tripple, President and Chief Investment Officer of PMC and Executive Vice President of each Pioneer mutual fund, has general responsibility for PMC's investment operations and chairs a committee of PMC's international equity managers which reviews PMC's research and portfolio operations, including those of the Fund. Mr. Tripple joined PMC in 1974.

     Research and management of the Fund is the responsibility of a team of portfolio managers and analysts focusing on non-U.S. securities. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition. Dr. Norman Kurland, a Senior Vice President of PMC and Vice President of the Fund, is the senior member of the team. Dr. Kurland joined PMC in 1990.

     Day-to-day management of the Fund has been the responsibility of Mr. Mark Madden, a Vice President of the Fund and PMC, since June, 1994. Mr. Madden joined PMC in 1990 and has 12 years investment experience.

     In addition to the Fund, PMC also manages and serves as the investment adviser for other mutual funds and is an investment adviser to certain other institutional accounts. PMC's and PFD's executive offices are located at 60 State Street, Boston, Massachusetts 02109. In an effort to avoid conflicts of interest with the Fund, the Fund and PMC have adopted a Code of Ethics that is designed to maintain a high standard of personal conduct by directing that all personnel defer to the interests of the Fund and its shareholders in making personal securities transactions.

     Investment advisory services are provided to the Fund by PMC pursuant to a management contract between PMC and the Fund. PMC assists in the management of the Fund and is authorized in its discretion to buy and sell securities for the account of the Fund. PMC pays all the ordinary operating expenses, including executive salaries and the rental of office space relating to its services for the Fund with the exception of the following which are to be paid by the Fund:
(a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of PMC, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors;
(c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund; (d) issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with regulatory agencies, state or blue sky securities agencies and foreign countries, including the preparation of prospectuses and statements of additional information for filing with regulatory agencies; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Trustees; (i) distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the Fund who are not affiliated with or interested persons of PMC, the Fund (other than as Trustees), PGI or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition to the expenses described above, the Fund pays all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.

     Orders for the Fund's portfolio securities transactions are placed by PMC, which strives to obtain the best price and execution for each transaction. In circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether the broker-dealer provides investment research or brokerage services or sells shares of any Pioneer mutual fund or other funds for which PMC or its affiliates serves as investment adviser or manager. See the Statement of Additional Information for a further description of PMC's brokerage allocation practices.

     As compensation for its management services and certain expenses which PMC incurs, PMC is entitled to a management fee equal to 1.25% per annum of the Fund's average daily net assets. The fee is normally computed daily and paid monthly. See "Expense Information" in the Prospectus and "Investment Adviser" in the Statement of Additional Information.

     PMC has agreed not to impose all or a portion of its management fee and to make other arrangements, if necessary, to limit other expenses of the Fund to the extent required to reduce operating Class A expenses to 2.25% of the average daily net assets attributable to the Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent such expenses are reduced for Class A shares. This agreement is voluntary and temporary and may be revised or terminated by PMC at any time. See the Statement of Additional Information for more information.


V. FUND SHARE ALTERNATIVES

     The Fund continuously offers three Classes of shares designated as Class A, Class B and Class C shares, as described more fully in "How to Buy Fund Shares." If you do not specify in your instructions to the Fund which Class of shares you wish to purchase, exchange or redeem, the Fund will assume that your instructions apply to Class A shares.

     Class A Shares. If you invest less than $1 million in Class A shares, you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $1 million or more in Class A shares, no sales charge will be imposed at the time of purchase; however, shares redeemed within 12 months of purchase may be subject to a CDSC. Class A shares are subject to distribution and service fees at a combined annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares.


     Class B Shares. If you plan to invest up to $250,000, Class B shares are available to you. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 4% if redeemed within six years. Class B shares are subject to distribution and service fees at a combined annual rate of 1% of the Fund's average daily net assets attributable to Class B shares. Your entire investment in Class B shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class B shares will cause your Class B shares (until conversion) to have a higher expense ratio and to pay lower per share dividends, to the extent dividends are paid, than Class A shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, eight years after the initial purchase.


     Class C Shares. Class C shares are sold without an initial sales charge, but are subject to a 1% CDSC if they are redeemed within the first year after purchase. Class C shares are subject to distribution and service fees at a combined annual rate of up to 1% of the Fund's average daily net assets attributable to Class C shares. Your entire investment in Class C shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class C shares will cause your Class C shares to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class C shares have no conversion feature.


     Selecting a Class of Shares. The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge on an investment of $250,000 or less and you plan to hold the investment for at least six years, you might consider Class B shares. If you prefer not to pay an initial sales charge and you plan to hold your investment for one to eight years, you may prefer Class C shares.


     Investment dealers and their representatives may receive different compensation depending on which Class of shares they sell. Shares may be exchanged only for shares of the same Class of another Pioneer mutual fund and shares acquired in the exchange will continue to be subject to any CDSC applicable to the shares of the Pioneer mutual fund originally purchased. Shares sold outside the U.S. to persons who are not U.S. citizens may be subject to different sales charges, CDSCs and dealer compensation arrangements in accordance with local laws and business practices.


VI. SHARE PRICE

     Shares of the Fund are sold at the public offering price, which is the net asset value per share, plus the applicable sales charge. Net asset value per share of each Class of the Fund is determined by dividing the fair market value of its assets, less liabilities attributable to that Class, by the number of shares of that Class outstanding. The net asset value is computed once daily, on each day the New York Stock Exchange (the "Exchange") is open, as of the close of regular trading on the Exchange.

     Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation, or securities for which sales prices are not generally reported, are valued at the mean between the current bid and asked prices. Securities quoted in international currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the Fund's independent pricing services. Generally, trading in international securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith in accordance with procedures approved by the Trustees. All assets of the Fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith in accordance with procedures approved by the Trustees.


VII. HOW TO BUY FUND SHARES

     You may buy Fund shares from any securities broker-dealer which has a selling agreement with PFD. If you do not have a securities broker-dealer, please call 1-800-225-6292. Shares will be purchased at the public offering price, that is, the net asset value per share plus any applicable sales charge, next computed after receipt of a purchase order, except as set forth below.


     The minimum initial investment is $1,000 for Class A, Class B and Class C shares except as specified below. The minimum initial investment is $50 for Class A accounts being established to utilize monthly bank drafts, government allotments, payroll deduction and other similar automatic investment plans. Separate minimum investment requirements apply to retirement plans and to telephone and wire orders placed by broker-dealers; no sales charges or minimum requirements apply to the reinvestment of dividends or capital gains distributions. The minimum subsequent investment is $50 for Class A shares and $500 for Class B and Class C shares, except that the subsequent minimum investment amount for Class B and Class C share accounts may be as little as $50 if an automatic investment plan (see "Automatic Investment Plans") is established.


     Telephone Purchases. Your account is automatically authorized to have the telephone purchase privilege unless you indicate otherwise on your Account Application or by writing to Pioneering Services Corporation ("PSC"). The telephone purchase option may be used to purchase additional shares for an existing Pioneer mutual fund account; it may not be used to establish a new account. Proper account identification will be required for each telephone purchase. A maximum of $25,000 per account may be purchased by telephone each day. The telephone purchase privilege is available to Individual Retirement Accounts ("IRAs") but may not be available to other types of retirement plan accounts. Call PSC for more information.

     You are strongly urged to consult with your financial representative prior to requesting a telephone purchase. To purchase shares by telephone, you must establish your bank account of record by completing the appropriate section of your Account Application or an Account Options Form. PSC will electronically debit the amount of each purchase from this predesignated bank account. Telephone purchases may not be made for 30 days after the establishment of your bank of record or any change to your bank information.

     Telephone purchases will be priced at the net asset value plus any applicable sales charge next determined after PSC's receipt of a telephone purchase instruction and receipt of good funds (usually three days after the purchase instruction). You may always elect to deliver purchases to PSC by mail. See "Telephone Transactions and Related Liabilities" for additional information.

Class A Shares

     You may buy Class A shares at the public offering price, including a sales charge as follows:


                                   Sales Charge as a       Dealer
                                     Percentage of       Allowance
                                 ---------------------      as a
                                               Net      Percentage of
                                  Offering    Amount      Offering
       Amount of Purchase          Price     Invested      Price
-------------------------------- ---------- ---------- --------------
Less than $50,000                   5.75%      6.10%       5.00%
$50,000 but less than $100,000      4.50       4.71        4.00
$100,000 but less than
  $250,000                          3.50       3.63        3.00
$250,000 but less than
  $500,000                          2.50       2.56        2.00
$500,000 but less than
  $1,000,000                        2.00       2.04        1.75
$1,000,000 or more                   -0-        -0-       see below


     The schedule of sales charges above is applicable to purchases of Class A shares of the Fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under
Section 401 or 408 the Code, although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the Fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of PMC, may be included for this purpose.

     No sales charge is payable at the time of purchase on investments of $1 million or more or for purchases by certain group plans (described below) subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. See "How to Sell Fund Shares." PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $5 million invested; 0.50% on the next $45 million;

and 0.25% on the excess over $50 million. These commissions will not be paid if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commission paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase. See also "How to Sell Fund Shares." In connection with PGI's acquisition of Mutual of Omaha Fund Management Company and contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the Fund's Class A shares through such dealer. From time to time, PFD may elect to reallow the entire initial sales charge to participating dealers for all sales of Class A shares with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under the federal securities laws.

     Qualifying for a Reduced Sales Charge. Class A shares of the Fund may be sold at a reduced or eliminated sales charge to certain group plans ("Group Plans") under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Class A shares of the Fund may be sold at net asset value without a sales charge to 401(k) retirement plans with 100 or more participants or at least $500,000 in plan assets. Information about such arrangements is available from PFD.


     Class A shares of the Fund may be sold at net asset value without a sales charge to: (a) current or former Trustees and officers of the Fund and partners and employees of its legal counsel; (b) current or former directors, officers, employees or sales representatives of PGI or its subsidiaries; (c) current or former directors, officers, employees or sales representatives of any subadviser or predecessor investment adviser to any investment company for which PMC serves as investment adviser, and the subsidiaries or affiliates of such persons; (d) current or former officers, partners, employees or registered representatives of broker-dealers which have entered into selling agreements with PFD; (e) members of the immediate families of any of the persons above;
(f) any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons; (g) insurance company separate accounts; (h) certain "wrap accounts" for the benefit of clients of financial planners adhering to standards established by PFD; (i) other funds and accounts for which PMC or any of its affiliates serves as investment adviser or manager; and (j) certain unit investment trusts. Shares so purchased are purchased for investment purposes and may not be resold except through redemption or repurchase by or on behalf of the Fund. The availability of this privilege is conditioned upon the receipt by PFD of written notification of eligibility. Class A shares of a Fund may be sold at net asset value per share without a sales charge to Optional Retirement Program (the "Program") participants if (i) the employer has authorized a limited number of investment providers for the Program, (ii) all authorized providers offer their shares to Program participants at net asset value, (iii) the employer has agreed in writing to actively promote the authorized investment providers to Program participants and (iv) the Program provides for a matching contribution for each participant contribution. Class A shares may also be sold at net asset value without a sales charge in connection with certain reorganization, liquidation, or acquisition transactions involving other investment companies or personal holding companies.


     Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gains distributions) made within a 13-month period pursuant to a Letter of Intent ("LOI") which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PSC within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the Fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PSC, registered in your name, until the terms of the LOI are fulfilled.

     You are not obligated to purchase the amount specified in your LOI. If, however, the amount actually purchased during the 13-month period is more or less than that indicated in your LOI, an adjustment in the sales charge will be made. If a payment to cover actual sales charges is due, it must be paid to PFD within 20 days after PFD or your dealer sends you a written request otherwise PFD will direct PSC to liquidate sufficient shares from your escrow account to cover the amount due. See the Statement of Additional Information for more information.

     Investors who are clients of a broker-dealer with a current sales agreement with PFD may purchase Class A shares of the Fund at net asset value, without a sales charge, to the extent that the purchase price is paid out of proceeds from one or more redemptions by the investor of shares of certain other mutual funds. In order for a purchase to qualify for this privilege, the investor must document to the broker-dealer that the redemption occurred within the 60 days immediately preceding the purchase of Class A shares; that the client paid a sales charge on the original purchase of the shares redeemed; and that the mutual fund whose shares were redeemed also offers net asset value purchases to redeeming shareholders of any of the Pioneer mutual funds. Further details may be obtained from PFD.

Class B Shares

     You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the Fund will first redeem shares not subject to any CDSC, and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

     The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:



Year Since                 CDSC as a Percentage of Dollar
 Purchase                     Amount Subject to CDSC
------------------------   -------------------------------
First                                  4.0%
Second                                 4.0%
Third                                  3.0%
Fourth                                 3.0%
Fifth                                  2.0%
Sixth                                  1.0%
Seventh and thereafter                 none

     Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

     Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the shares to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service ("IRS"), for which the Fund is applying, or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares

     You may buy Class C shares at net asset value without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. Class C shares do not convert to any other Class of Fund shares.

     For the purpose of determining the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class C shares, the Fund will first redeem shares not subject to any CDSC, and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

     Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

     Waiver or Reduction of Contingent Deferred Sales Charge. The CDSC on Class B shares may be waived or reduced for non-retirement accounts if: (a) the redemption results from the death of all registered owners of an account (in the case of UGMAs, UTMAs and other trust accounts, waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code ) of all registered owners occurring after the purchase of the shares being redeemed or (b) the redemption is made in connection with limited automatic redemptions as set forth in "Systematic Withdrawal Plans" (limited in any year to 10% of the value of the account in the Fund at the time the withdrawal plan is established).

     The CDSC on Class B shares may be waived or reduced for retirement plan accounts if: (a) the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (b) the distribution is to a participant in an IRA, 403(b) or employer-sponsored retirement plan, is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary or as scheduled periodic payments to a participant (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established; a required minimum distribution due to the participant's attainment of age 70-1/2 may exceed the 10% limit only if the distribution amount is based on plan assets held by Pioneer); (c) the distribution is from a 401(a) or 401(k) retirement plan and is a return of excess employee deferrals or employee contributions or a qualifying hardship distribution as defined by the Code or results from a termination of employment (limited with respect to a termination to 10% per year of the value of the plan's assets in the Fund as of the later of the prior December 31 or the date the account was established unless the plan's assets are being rolled over to or reinvested in the same class of shares of a Pioneer mutual fund subject to the CDSC of the shares originally held); (d) the distribution is from an IRA, 403(b) or employer-sponsored retirement plan and is to be rolled over to or reinvested in the same class of shares in a Pioneer mutual fund and which will be subject to the applicable CDSC upon redemption; (e) the distribution is in the form of a loan to a participant in a plan which permits loans (each repayment of the loan will constitute a new sale which will be subject to the applicable CDSC upon redemption); or (f) the distribution is from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).

     The CDSC on Class C shares and on any Class A shares subject to a CDSC may be waived or reduced as follows: (a) for automatic redemptions as described in "Systematic Withdrawal Plans" (limited to 10% of the value of the account); (b) if the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (c) if the distribution is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary; or (d) if the distribution is to a participant in an employer-sponsored retirement plan and is (i) a return of excess employee deferrals or contributions, (ii) a qualifying hardship distribution as defined by the Code, (iii) from a termination of employment, (iv) in the form of a loan to a participant in a plan which permits loans, or (v) from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).

     The CDSC on any shares subject to a CDSC may be waived or reduced for either non-retirement or retirement plan accounts if the redemption is made pursuant to the Fund's right to liquidate or involuntarily redeem shares in a shareholder's account. The CDSC on any shares subject to a CDSC will not be applicable if the selling broker-dealer elects, with PFD's approval, to waive receipt of the commission normally paid at the time of the sale.

Broker-Dealers

     An order for any Class of Fund shares received by PFD from a broker-dealer prior to the close of regular trading on the Exchange is confirmed at the price appropriate for that Class as determined at the close of regular trading on the Exchange on the day the order is received, provided the order is received by PFD prior to PFD's close of business (usually, 5:30 p.m. Eastern Time). It is the responsibility of broker-dealers to transmit orders so that they will be received by PFD prior to its close of business. PFD or its affiliates may provide additional compensation to certain dealers or such dealers' affiliates based on certain objective criteria established from time to time by PFD. All such payments are made out of PFD's or the affiliate's own assets. These payments will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.

General

     The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, PFD until it has been confirmed in writing by PFD and payment has been received.


VIII. HOW TO SELL FUND SHARES

     You can arrange to sell (redeem) Fund shares on any day the Exchange is open by selling either some or all of your shares to the Fund.

     You may sell your shares either through your broker-dealer or directly to the Fund. Please note the following:

     [bullet] If you are selling shares from a retirement account, other than an IRA, you must make your request in writing (except for exchanges to other Pioneer mutual funds which can be requested by phone or in writing). Call 1-800-622-0176 for more information.

     [bullet] If you are selling shares from a non-retirement account or IRA, you may use any of the methods described below.

     Your shares will be sold at the share price next calculated after your order is received in good order less any applicable CDSC. Sale proceeds generally will be sent to you in cash, normally within seven days after your order is received in good order. The Fund reserves the right to withhold payment of the sale proceeds until checks received by the Fund in payment for the shares being sold have cleared, which may take up to 15 calendar days from the purchase date.

     In Writing. You may sell your shares by delivering a written request, signed by all registered owners, in good order to PSC, however, you must use a written request, including a signature guarantee, to sell your shares if any of the following applies:


     [bullet] you wish to sell over $100,000 worth of shares,


     [bullet] your account registration or address has changed within the last 30 days,

     [bullet] the check is not being mailed to the address on your account (address of record),

     [bullet] the check is not being made out to the account owners, or

     [bullet] the sale proceeds are being transferred to a Pioneer mutual fund account with a different registration.

     Your request should include your name, the Fund's name, your fund account number, the Class of shares to be redeemed, the dollar amount or number of shares to be redeemed, and any other applicable requirements as described below. Unless instructed otherwise, PSC will send the proceeds of the sale to the address of record. Fiduciaries and corporations are required to submit additional documents. For more information, contact PSC at 1-800-225-6292.

     Written requests will not be processed until they are received in good order by PSC. Good order means that there are no outstanding claims or requests to hold redemptions on the account, any certificates are endorsed by the record owner(s) exactly as the shares are registered and the signature(s) are guaranteed by an eligible guarantor. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee. Signature guarantees are not accepted by facsimile ("fax"). For additional information about the necessary documentation for redemption by mail, please contact PSC at 1-800-225-6292.


     By Telephone or by Fax. Your account is automatically authorized to have the telephone redemption privilege unless you indicate otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone redemption. The telephone redemption option is not available to retirement plan accounts, except IRAs. You may redeem up to $100,000 per account per day of your shares by telephone or fax and receive the proceeds by check or bank wire or electronic funds transfer. To receive the proceeds by check: the check must be made payable exactly as the account is registered and the check must be sent to the address of record which must not have changed in the last 30 days. To receive the proceeds by bank wire or electronic funds transfer: the proceeds must be sent to your bank address of record which must have been properly predesignated either on your Account Application or on an Account Options Form and which must not have changed in the last 30 days. To redeem by fax send your redemption request to 1-800-225-4240. You may always elect to deliver redemption instructions to PSC by mail. See "Telephone Transactions and Related Liabilities" below. Telephone and fax redemptions will be priced as described above. You are strongly urged to consult with your financial representative prior to requesting a telephone redemption.


     Selling Shares Through Your Broker-Dealer. The Fund has authorized PFD to act as its agent in the repurchase of shares of the Fund from qualified broker-dealers and reserves the right to terminate this procedure at any time. Your broker-dealer must receive your request before the close of business on the Exchange and transmit it to PFD before PFD's close of business to receive that day's redemption price. Your broker-dealer is responsible for providing all necessary documentation to PFD and may charge you for its services.

     Small Accounts. The minimum account value is $500. If you hold shares of the Fund in an account with a net asset value of less than the minimum required amount due to redemptions or exchanges, the Fund may redeem the shares held in this account at net asset value if you have not increased the net asset value of the account to at least the minimum required amount within six months of notice by the Fund to you of the Fund's intention to redeem the shares.

     CDSC on Class A Shares. Purchases of Class A shares of $1 million or more, or by participants in a Group Plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to PFD on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC which are exchanged into another Pioneer mutual fund will continue to be subject to the CDSC of the shares originally held until the original 12-month period expires. However, no CDSC is payable upon redemption with respect to Class A shares purchased by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets.

     General. Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

     Redemptions and repurchases are taxable transactions to shareholders. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.


IX. HOW TO EXCHANGE FUND SHARES

     Written Exchanges. You may exchange your shares by sending a letter of instruction to PSC. Your letter should include your name, the name of the Pioneer mutual fund out of which you wish to exchange and the name of the Pioneer mutual fund into which you wish to exchange, your fund account number(s), the Class of shares to be exchanged and the dollar amount or number of shares to be exchanged. Written exchange requests must be signed by all record owner(s) exactly as the shares are registered.

     Telephone Exchanges. Your account is automatically authorized to have the telephone exchange privilege unless you indicate otherwise on your Account Application or by writing to the PSC. Proper account identification will be required for each telephone exchange. Telephone exchanges may not exceed $500,000 per account per day. Each telephone exchange request, whether by voice or by FactFoneSM, will be recorded. You are strongly urged to consult with your financial representative prior to requesting a telephone exchange. See "Telephone Transactions and Related Liabilities" below.

     Automatic Exchanges. You may automatically exchange shares from one Pioneer mutual fund account for shares of the same Class in another Pioneer mutual fund account on a monthly or quarterly basis. The accounts must have identical registrations and the originating account must have a minimum balance of $5,000. The exchange will be effective on the day of the month designated on your Account Application or Account Options Form.

     General. Exchanges must be at least $1,000. You may exchange your investment from one Class of Fund shares at net asset value, without a sales charge, for shares of the same Class of any other Pioneer mutual fund. Not all Pioneer mutual funds offer more than one Class of shares. A new Pioneer mutual fund account opened through an exchange must have a registration identical to that on the original account.

     Shares which would normally be subject to a CDSC upon redemption will not be charged the applicable CDSC at the time of the exchange. Shares acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time you have owned Class B shares acquired by exchange will be measured from the date you acquired the original shares and will not be affected by any subsequent exchange.

     Exchange requests received by PSC before 4:00 p.m. Eastern Time, will be effective on that day if the requirements above have been met, otherwise, they will be effective on the next business day. PSC will process exchanges only after receiving an exchange request in good order. There are currently no fees or sales charges imposed at the time of an exchange. An exchange of shares may be made only in states where legally permitted. For federal and (generally) state income tax purposes, an exchange is considered to be a sale of the shares of the fund exchanged and a purchase of shares in another Pioneer mutual fund. Therefore, an exchange could result in a gain or loss on the shares sold, depending on the cost basis of these shares and the timing of the transaction, and special tax rules may apply.

     You should consider the differences in objectives and policies of the Pioneer mutual funds, as described in each fund's current prospectus, before making any exchange. For the protection of the Fund's performance and shareholders, the Fund and PFD reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Such abuses may arise from frequent trading in response to short-term market fluctuations, a pattern of trading by an individual or group that appears to be an attempt to "time the market," or any other exchange request which, in the view of management, will have a detrimental effect on the Fund's portfolio management strategy or its operations. In addition, the Fund and PFD reserve the right to charge a fee for exchanges or to modify, limit, suspend or discontinue the exchange privilege with notice to shareholders as required by law.


X. DISTRIBUTION PLANS

     The Fund has adopted a Plan of Distribution for each Class of shares (the "Class A Plan," "Class B Plan," and "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution and service fees are paid.

     Pursuant to the Class A Plan, the Fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Trustees. As of the date of this Prospectus, the Board of Trustees has approved the following categories of expenses for Class A shares of the Fund: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the Fund's daily net assets attributable to Class A shares; (ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the Fund's Class A shares with no initial sales charge (See "How to Buy Fund Shares"); and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If a bank was prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate.

     Expenditures of the Fund pursuant to the Class A Plan are accrued daily and may not exceed 0.25% of the Fund's average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Fund in a given year. The Class A Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund. The Class A Plan does not provide for the carryover of reimbursable expenses beyond twelve months from the time the Fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the Fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the Fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the Fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the Fund during such twelve-month period shall not exceed 0.25% of the Fund's average daily net assets attributable to the Class A shares during such period. For the calendar year ended December 31, 1996, there was an allowable carryover of distribution expenses reimbursable to PFD of $50,522 (less than 0.10% of the net assets attributable to the Class A shares of the Fund).

     Both the Class B Plan and the Class C Plan provide that the Fund will pay a distribution fee at the annual rate of 0.75% of the Fund's average daily net assets attributable to the applicable Class of shares and will pay PFD a service fee at the annual rate of 0.25% of the Fund's average daily net assets attributable to that Class of shares. The distribution fee is intended to compensate PFD for its distribution services to the Fund. The service fee is intended to be additional compensation for personal services and/or account maintenance services with respect to Class B or Class C shares. PFD also receives the proceeds of any CDSC imposed on the redemption of Class B or Class C shares.

     Commissions of 4%, equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested in Class B shares, are paid to broker-dealers who have selling agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the 13th month following the purchase.

     Commissions of up to 1% of the amount invested in Class C shares, consisting of 0.75% of the amount invested and a first year's service fee of 0.25% of the amount invested, are paid to broker-dealers who have selling agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares.

     When a broker-dealer sells Class B or Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker dealer.

     Dealers may from time to time be required to meet certain criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan or the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.


XI. DIVIDENDS, DISTRIBUTIONS AND TAXATION

     The Fund has elected to be treated, has qualified, and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, so that it will not pay federal income tax on income and capital gains distributed to shareholders as required under the Code.

     Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax. Generally, dividends from the Fund's net investment income, marked discount income, certain net foreign exchange gains and net short-term capital gains are taxable as ordinary income, and dividends from the Fund's net long-term capital gains are taxable as long-term capital gains. For federal income tax purposes, all dividends are taxable as described above whether a shareholder takes them in cash or reinvests them in additional shares of the Fund.

     The Fund pays dividends from net investment income and distributes its net realized short and long-term capital gains, if any, annually, usually in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid federal income or excise tax. Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the Fund. Information as to the federal tax status of dividends and distributions will be provided to shareholders annually. For further information on the distribution options available to shareholders, see "Distribution Options" and "Directed Dividends" below.

     The Fund's dividends and distributions generally will not qualify for any dividends-received deduction available to corporate shareholders.

     The Fund may be subject to foreign withholding taxes or other foreign taxes on income (possibly including, in some cases, capital gains) on certain of its foreign investments which will reduce the yield on or return from those investments. In any year in which the Fund qualifies, it may make an election that would permit certain of its shareholders to take a credit or a deduction for qualified foreign taxes paid by the Fund. Each shareholder would then include in gross income (in addition to dividends actually received) his or her share of the amount of qualified foreign taxes paid by the Fund. If this election is made, the Fund will notify its shareholders annually as to their share of the amount of qualified foreign taxes paid and the foreign source income of the Fund.

     Dividends and other distributions and the proceeds of redemptions, exchanges or repurchases of Fund shares paid to individuals and other non-exempt payees will be subject to 31% backup withholding of federal income tax if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the number is correct and that the shareholder is not subject to backup withholding or the Fund receives notice from the IRS or a broker that such withholding applies. Please refer to the Account Application for additional information.

     The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trust or estates, and who are subject to U.S. federal income tax. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment that is not described above. Shareholders should consult their own tax advisors regarding state, local and other applicable tax laws.


XII. SHAREHOLDER SERVICES

     PSC is the shareholder services and transfer agent for shares of the Fund. PSC, a Massachusetts corporation, is a wholly owned subsidiary of PGI. PSC's offices are located at 60 State Street, Boston, Massachusetts 02109, and inquiries to PSC should be mailed to Pioneering Services Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. Brown Brothers Harriman & Co. (the "Custodian") serves as custodian of the Fund's portfolio securities. The principal business address of the mutual fund division of the Custodian is 40 Water Street, Boston, Massachusetts 02109. The Custodian oversees a network of subcustodians and depositories in the countries in which the Fund may invest.

Account and Confirmation Statements

     PSC maintains an account for each shareholder and all transactions of the shareholder are recorded in this account. Confirmation statements showing details of transactions are sent to shareholders as transactions occur except Automatic Investment Plan transactions which are confirmed quarterly. The Pioneer Combined Account Statement, mailed quarterly, is available to shareholders who have more than one Pioneer mutual fund account.

     Shareholders whose shares are held in the name of an investment broker-dealer or other party will not normally have an account with the Fund and might not be able to utilize some of the services available to shareholders of record. Examples of services which might not be available are purchases, exchanges or redemptions of shares by mail or telephone, automatic reinvestment of dividends and capital gains distributions, withdrawal plans, Letters of Intention, Rights of Accumulation and newsletters.

Additional Investments

     You may add to your account by sending a check (minimum of $50 for Class A shares and $500 for Class B and Class C shares) to PSC (account number and Class of shares should be clearly indicated). The bottom portion of a confirmation statement may be used as a remittance slip to make additional investments. Additions to your account, whether by check or through a Pioneer Investomatic Plan, are invested in full and fractional shares of the Fund at the applicable offering price in effect as of the close of regular trading on the Exchange on the day of receipt.

Automatic Investment Plans

     You may arrange for regular automatic investments of $50 or more through government/military allotments, payroll deduction or through a Pioneer Investomatic Plan. A Pioneer Investomatic Plan provides for a monthly or quarterly investment by means of a pre-authorized electronic funds transfer or draft drawn on a checking account. Pioneer Investomatic Plan investments are voluntary, and you may discontinue the plan at any time without penalty upon 30 days' written notice. PSC acts as agent for the purchaser, the broker-dealer and PFD in maintaining these plans.

Financial Reports and Tax Information

     As a shareholder, you will receive financial reports at least semiannually. In January of each year, the Fund will mail to you information about the tax status of dividends and distributions.

Distribution Options

     Dividends and capital gains distributions, if any, will automatically be invested in additional shares of the Fund, at the applicable net asset value per share, unless you indicate another option on the Account Application. Two other options available are (a) dividends in cash and capital gains distributions in additional shares; and (b) all dividends and capital gains distributions in cash. These two options are not available, however, for retirement plans or for an account with a net asset value of less than $500. Changes in your distribution options may be made by written request to PSC.

     If you elect to receive either dividends or capital gains or both in cash and a distribution check issued to you is returned by the U.S. Postal Service as not deliverable or a distribution check remains uncashed for six months or more, the amount of the check may be reinvested in your account. Such additional shares will be purchased at the then current net asset value. Furthermore, the distribution option on the account will automatically be changed to the reinvestment option until such time as you request a different option by writing to PSC.

Directed Dividends

     You may elect (in writing) to have the dividends paid by one Pioneer mutual fund account invested in a second Pioneer mutual fund account. The value of this second account must be at least $1,000 ($500 for Pioneer Fund or Pioneer II). Invested dividends may be in any amount, and there are no fees or charges for this service. Retirement plan shareholders may only direct dividends to accounts with identical registrations, i.e., PGI IRA Cust for John Smith may only go into another account registered PGI IRA Cust for John Smith.

Direct Deposit

     If you have elected to take distributions, whether dividends or dividends and capital gains, in cash, or have established a Systematic Withdrawal Plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account. You may establish this service by completing the appropriate section on the Account Application when opening a new account or the Account Options Form for an existing account.

Voluntary Tax Withholding

     You may request (in writing) that PSC withhold 28% of the dividends and capital gains distributions paid from your account (before any reinvestment) and forward the amount withheld to the IRS as a credit against your federal income taxes. This option is not available for retirement plan accounts or for accounts subject to backup withholding.

Telephone Transactions and Related Liabilities

     Your account is automatically authorized to have telephone transaction privileges unless you indicate otherwise on your Account Application or by writing to PSC. You may purchase, sell or exchange Fund shares by telephone. See "How to Buy Fund Shares," "How to Sell Fund Shares" and "How to Exchange Fund Shares" for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. Eastern Time on weekdays. Computer-assisted transactions may be available to shareholders who have pre-recorded certain bank information (see "FactFoneSM"). You are strongly urged to consult with your financial representative prior to requesting any telephone transaction.

     To confirm that each transaction instruction received by telephone is genuine, PSC will record each telephone transaction, require you to provide your personal identification number ("PIN") and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third-party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. The Fund may implement other procedures from time to time. In all other cases, neither the Fund nor PSC nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

     During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the Fund by telephone to institute a redemption or exchange. You should communicate with the Fund in writing if you are unable to reach the Fund by telephone.

FactFoneSM

     FactFoneSM is an automated inquiry and telephone transaction system available to mutual fund shareholders by dialing

1-800-225-4321. FactFoneSM allows you to obtain current information on your Pioneer mutual fund accounts and to inquire about the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFoneSM to make computer-assisted telephone purchases, exchanges and redemptions from your Pioneer mutual fund accounts if you have activated your PIN. Telephone purchases and redemptions require the establishment of a bank account of record. You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFoneSM. See "How to Buy Fund Shares," "How to Exchange Fund Shares," "How to Sell Fund Shares" and "Telephone Transactions and Related Liabilities." Call PSC for assistance.

Retirement Plans

     You should contact the Retirement Plans Department of PSC at 1-800-622-0176 for information relating to retirement plans for businesses, age-weighted profit sharing plans, Simplified Employee Pension Plans, IRAs, and
Section 403(b) retirement plans for employees of certain non-profit organizations and public school systems, all of which are available in conjunction with investments in the Fund. The Account Application enclosed with this Prospectus should not be used to establish any of these plans. Separate applications are required.

Telecommunications Device for the Deaf (TDD)

     If you have a hearing disability and access to TDD keyboard equipment, you can call our TDD number toll-free at 1-800-225-1997, weekdays from 8:30 a.m. to 5:30 p.m. Eastern Time to contact our telephone representatives with questions about your account.

Systematic Withdrawal Plans

     If your account has a total value of at least $10,000 you may establish a Systematic Withdrawal Plan ("SWP") providing for fixed payments at regular intervals. Withdrawals from Class B and Class C shares accounts are limited to 10% of the value of the account at the time the SWP is implemented. See "Waiver or Reduction of Contingent Deferred Sales Charge" for more information.

     Periodic payments of $50 or more will be sent to you, or any person designated by you, monthly or quarterly and your periodic redemptions may be taxable to you. Payments can be made either by check or electronic transfer to a bank account designated by you. If you direct that withdrawal payments be made to another person after you have opened your account, a signature guarantee must accompany your instructions. Purchases of Class A shares of the Fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may, therefore, be disadvantageous.

     You may obtain additional information by calling PSC at 1-800-225-6292 or by referring to the Statement of Additional Information.

Reinstatement Privilege (Class A Shares Only)

     If you redeem all or part of your Class A shares of the Fund, you may reinvest all or part of the redemption proceeds without a sales charge in Class A shares of the Fund if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested at the next determined net asset value of the Class A shares of the Fund in effect immediately after receipt of the written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of the redemption, and special tax rules may apply if a reinstatement occurs. In addition, if a redemption resulted in a loss and an investment is made in shares of the Fund within 30 days before or after the redemption, you may not be able to recognize the loss for federal income tax purposes. Subject to the provisions outlined under "How to Exchange Fund Shares" above, you may also reinvest in Class A shares of other Pioneer mutual funds; in this case, you must meet the minimum investment requirement for each fund you enter.

     The 90-day reinstatement period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado or earthquake.

                             ---------------------

     The options and services available to shareholders, including the terms of the Exchange Privilege and the Pioneer Investomatic Plan, may be revised, suspended or terminated at any time by PFD or by the Fund. You may establish the services described in this section when you open your account. You may also establish or revise many of them on an existing account by completing an Account Options Form, which you may request by calling 1-800-225-6292.


XIII. THE FUND

     Pioneer Emerging Markets Fund is a diversified, open-end management investment company (commonly referred to as a mutual fund) organized as a Delaware business trust on March 23, 1994. The Fund has authorized an unlimited number of shares of beneficial interest. As an open-end management investment company, the Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the then current net asset value per share, less any applicable CDSC. See "How to Sell Fund Shares." The Fund is not required, and does not intend, to hold annual shareholder meetings, although special meetings may be called for the purposes of electing or removing Trustees, changing fundamental investment restrictions or approving a management or subadvisory contract.

     The Trustees have the authority, without further shareholder approval, to classify and reclassify the shares of the Fund, or any additional series of the Fund, into one or more classes. As of the date of this Prospectus, the Trustees have authorized the issuance of three classes of shares, designated Class A, Class B and Class C. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 distribution plans adopted by holders of those shares in connection with the distribution of shares. The Fund reserves the right to create and issue additional series and classes of shares.

     In addition to the requirements under Delaware law, the Declaration of Trust provides that a shareholder of the Fund may bring a derivative action on behalf of the Fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     When issued and paid for in accordance with the terms of the Prospectus and Statement of Additional Information, shares of the Fund are fully paid and non-assessable by the Fund. Shares will remain on deposit with the Fund's transfer agent and certificates will not normally be issued. The Fund reserves the right to charge a fee for the issuance of Class A share certificates; certificates will not be issued for Class B and Class C shares.


XIV. INVESTMENT RESULTS

     The average annual total return (for a designated period of time) on an investment in the Fund may be included in advertisements, and furnished to existing or prospective shareholders. The average annual total return for each Class is computed in accordance with the SEC's standardized formula. The calculation for all Classes assumes the reinvestment of all dividends and distributions at net asset value and does not reflect the impact of federal or state income taxes. In addition, for Class A shares the calculation assumes the deduction of the maximum sales charge of 5.75%; for Class B and Class C shares the calculation reflects the deduction of any applicable CDSC. The periods illustrated would normally include one, five and ten years (or since the commencement of the public offering of the shares of a Class, if shorter) through the most recent calendar quarter.

     One or more additional measures and assumptions, including but not limited to historical total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data may also be used. These data may cover any period of the Fund's existence and may or may not include the impact of sales charges, taxes or other factors.

     Other investments or savings vehicles and/or unmanaged market indices, indicators of economic activity or averages of mutual funds results may be cited or compared with the investment results of the Fund. Rankings or listings by magazines, newspapers or independent statistical or rating services, such as Lipper Analytical Services, Inc., may also be referenced.

     The Fund's investment results will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. All quoted investment results are historical and should not be considered representative of what an investment in the Fund may earn in any future period. For further information about the calculation methods and uses of the Fund's investment results, see the Statement of Additional Information.

APPENDIX


CERTAIN INVESTMENT PRACTICES

     This Appendix provides a brief description of certain securities in which the Fund may invest and certain transactions it may make. For a more complete discussion of these and other securities and practices, see "Investment Objective and Policies" in this Prospectus and "Investment Policies and Restrictions" in the Statement of Additional Information.

Lower-Rated Debt Securities and Associated Risk Factors

Although the Fund invests primarily in equity and equity-related securities, the Fund may also invest in debt securities of corporate and governmental issuers which are considered by PMC to offer the potential for long-term growth of capital. The Fund may invest in debt securities of any maturity or quality including those not currently paying interest or in default. However, the Fund will not invest more than 10% of its total assets in debt securities which are rated at the time of investment below investment grade by Moody's or by Standard & Poor's or, if unrated, judged by PMC to be of comparable credit quality. Debt securities in the lowest investment grade (those rated Baa by Moody's or BBB by Standard & Poor's or comparable unrated securities) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest payments and repay principal than is the case with higher grade debt securities. In addition, debt securities rated Ba or below by Moody's or BB or below by Standard & Poor's (or comparable unrated securities), commonly called "junk bonds," are considered speculative, and payments of interest thereon and repayment of principal may be questionable. In some cases, such securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such debt securities will entail greater speculative risks than those associated with investment in investment-grade debt securities (i.e., debt securities rated Baa or higher by Moody's or BBB or higher by Standard & Poor's).

     Corporate debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., junk bond) debt securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. PMC considers both credit risk and market risk in making investment decisions for the Fund.


Options on Securities and Securities Indices

     The Fund may purchase put and call options on securities indices that are composed of securities in which it may invest to manage cash flow. In addition, to enhance return, the Fund may write (sell) "covered" call options on securities in which it may invest. Call options are "covered" by the Fund when it owns the underlying securities, or owns securities convertible into or carrying rights to acquire such securities without payment of additional consideration, which the option holder has the right to purchase. The Fund receives a premium from writing a call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

     The Fund will write and purchase options to manage its exposure to foreign stocks and stock markets instead of, or in addition to, buying and selling stock. The Fund may also write or purchase options in an attempt to hedge market-wide price fluctuations. Distributions to shareholders of any gains from options transactions will be taxable. Options on securities that are written or purchased by the Fund will be entered into on U.S. exchanges or the exchanges of other established markets and in related over-the-counter markets. Over-the-counter transactions involve certain risks which may not be present in a transaction on an exchange. The staff of the SEC has taken the position that over-the-counter options and assets used to cover over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of the Fund's net assets.

     The Fund may purchase put options in order to hedge against an anticipated decline in securities prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a security or securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the value of the security or the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the value of the security or securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities.

     The Fund may purchase call options on securities and securities indices in order to remain fully invested in a particular stock market or to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a security or securities index, the amount of the payment it receives upon exercising the option depends on the extent of an increase in the value of the security or securities index above the exercise price. Such payments would in effect allow the Fund to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that the Fund intends to purchase. If, however, the value of the security or securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

     The Fund may sell an option it has purchased or a similar option prior to the expiration of the purchased option in order to close out its position in an option which it has purchased.

The Fund may also allow options to expire unexercised, which would result in the loss of the premium paid.

     The risks associated with the use of options are more fully described below. The Fund pays brokerage commissions or spreads in connection with its options transactions. The writing of options could significantly increase the Fund's portfolio turnover rate.


Forward Foreign Currency Exchange Contracts and Options on Foreign Currencies

     The Fund has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency contracts to facilitate settlement of foreign securities transactions or to protect against changes in foreign currency exchange rates. The Fund might sell a foreign currency on either a spot or forward basis to seek to hedge against an anticipated decline in the dollar value of securities in its portfolio or securities it intends or has contracted to sell or to preserve the U.S. dollar value of dividends, interest or other amounts it expects to receive. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged foreign currency, it could also limit any potential gain which might result from an increase in the value of the currency. Alternatively, the Fund might purchase a foreign currency or enter into a forward purchase contract for the currency to preserve the U.S. dollar price of securities it is authorized to purchase or has contracted to purchase.

     If the Fund enters into a forward contract to buy foreign currency for any purpose, the Fund will be required to place cash or liquid, high grade debt securities in a segregated account of the Fund maintained by the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract.

     The Fund may purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against exchange rate fluctuations.

Futures Contracts and Options on Futures Contracts

     To hedge against changes in securities prices, currency exchange rates or interest rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various stock and other securities indices, foreign currencies and other financial instruments and indices. The Fund may engage in futures and related options transactions for hedging and other non-speculative purposes permitted by regulations of the Commodity Futures Trading Commission. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options.

Risks and Limitations Associated with Transactions in Options, Futures Contracts and Forward Foreign Currency Exchange Contracts

     The Fund may employ certain active investment management techniques including options on securities indices, options on currency, futures contracts and options on futures, forward foreign currency exchange contracts and currency swaps. Each of these active management techniques involves (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices or exchange rates by PMC may cause the Fund to perform less favorably than if such positions had not been entered. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counter-party to the option will not fulfill its obligations. The use of options, futures and forward foreign currency exchange contracts are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. The Fund may not enter into futures contracts and options on futures contracts for speculative purposes. There is no limit on the percentage of the Fund's assets that may be subject to futures contracts and options on such contracts entered into for bona fide hedging purposes or forward foreign currency exchange contracts. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon and forward foreign currency exchange contracts is potentially unlimited. The Fund may not invest more than 5% of its total assets in purchased options other than protective put options.

     The Fund's transactions in options, forward foreign currency exchange contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Tax Status" in the Statement of Additional Information.

Repurchase Agreements

     The Fund may enter into repurchase agreements not exceeding seven days in duration. In a repurchase agreement, an investor (e.g., the Fund) purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. Repurchase agreements entered into by the Fund will be fully collateralized with U.S. Treasury and/or U.S. Government agency obligations with a market value of not less than 100% of the obligation, valued daily. Collateral will be held in a segregated, safekeeping account for the benefit of the Fund. In the event that a repurchase agreement is not fulfilled, the Fund could suffer a loss to the extent that the value of the collateral falls below the repurchase price or if the Fund is prevented from realizing the value of the collateral by reason of an order of a court with jurisdiction over an insolvency pro-ceeding with respect to the other party to the repurchase agreement.

Restricted and Illiquid Securities

     The Fund may invest in restricted securities (i.e., securities that would be required to be registered prior to distribution to the public), including restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A under the Securities Act of 1933. In addition, the Fund may invest up to 15% of its net assets in restricted securities sold and offered under Rule 144A that are illiquid either as a result of legal or contractual restrictions or the absence of a trading market.

     The Board of Trustees of the Fund has adopted guidelines and delegated to PMC the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board carefully monitors the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. Securities of non-U.S. issuers that the Fund acquires in Rule 144A transactions, but which the Fund may resell publicly in a non-U.S. securities market, are not considered restricted securities.

[Pioneer logo]

Pioneer
Emerging Markets
Fund

60 State Street
Boston, Massachusetts 02109

OFFICERS

JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
NORMAN KURLAND, Ph.D., Vice President
MARK MADDEN, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary

PRINCIPAL UNDERWRITER

PIONEER FUNDS DISTRIBUTOR, INC.

CUSTODIAN

BROWN BROTHERS HARRIMAN & CO.

INDEPENDENT PUBLIC ACCOUNTANTS

ARTHUR ANDERSEN LLP

LEGAL COUNSEL

HALE AND DORR LLP

INVESTMENT ADVISER

PIONEERING MANAGEMENT CORPORATION

SHAREHOLDER SERVICES AND TRANSFER AGENT

PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109
Telephone: 1-800-225-6292

SERVICE INFORMATION

If you would like information on the following, please call:

Existing and new accounts, prospectuses,
 applications and service forms
 and telephone transactions ........ 1-800-225-6292

FactFoneSM
 Automated fund yields, automated prices
 and account information ......... 1-800-225-4321

Retirement plans  ......... 1-800-622-0176

Toll-free fax  ............... 1-800-225-4240

Telecommunications Device for the Deaf (TDD) ......... 1-800-225-1997

0997-4476


(C) Pioneer Funds Distributor, Inc.

                          PIONEER EMERGING MARKETS FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                       CLASS A, CLASS B AND CLASS C SHARES


                                 March 27, 1997

                             (revised September 15, 1997)


     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Fund's Prospectus (the "Prospectus") dated March 27, 1997 (revised September 15, 1997), as amended and/or supplemented from time to time, of Pioneer Emerging Markets Fund (the "Fund"). A copy of the Prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. The Fund's most recent Annual Report to Shareholders is attached to, and is hereby incorporated by reference into, this Statement of Additional Information.


                                TABLE OF CONTENTS
                                                                           Page

1.   Investment Policies, Restrictions and Associated Risks................. 2
2.   Management of the Fund.................................................14
3.   Investment Adviser.....................................................18
4.   Principal Underwriter..................................................19
5.   Distribution Plans.....................................................20
6.   Shareholder Servicing/Transfer Agent...................................22
7.   Custodian..............................................................23
8.   Independent Public Accountants.........................................23
9.   Portfolio Transactions.................................................23
10.  Tax Status.............................................................25
11.  Description of Shares..................................................28
12.  Certain Liabilities....................................................28
13.  Determination of Net Asset Value.......................................29
14.  Systematic Withdrawal Plan.............................................30
15.  Letter of Intent.......................................................30
16.  Investment Results.....................................................31
17.  Financial Statements...................................................33
     APPENDIX A -- Description of Bond Ratings..............................34
     APPENDIX B -- Comparative and Performance Statistics...................48
     APPENDIX C -- Other Pioneer Information................................48



          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
       AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF
               PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

1.       INVESTMENT POLICIES, RESTRICTIONS AND ASSOCIATED RISKS

         The Fund's Prospectus identifies the investment objective and the principal investment policies of the Fund and the risk factors associated with the Fund's investments. Other investment policies of the Fund and associated risk factors are set forth below. This Statement of Additional Information should be read in conjunction with the Prospectus. Capitalized terms not otherwise defined herein have the meaning given to them in the Prospectus.

EMERGING MARKETS AND ASSOCIATED RISK

         Emerging Countries. Investing in securities of issuers in emerging countries may entail greater risks than investing in securities of issuers in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

         Political and Economic Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

         In addition, even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

         Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of Latin American countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

         Religious, Political and Ethnic Instability. Certain countries in which the Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries.

         Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

         Non-Uniform Corporate Disclosure Standards and Governmental Regulation. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by the Fund will not be registered with the Securities and Exchange Commission (the "Commission") and such issuers thereof will not be subject to the Commission's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Fund's investment adviser, Pioneering Management Corporation ("PMC"), will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S.
issuers.

         Currency Fluctuations. Because the Fund, under normal circumstances, will invest a substantial portion of its total assets in the securities which are denominated or quoted in foreign currencies, the strength or weakness of the U.S. dollar against such currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in the U.S. dollars to shareholders of the Fund.

         The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries, and the U.S., and other economic and financial conditions affecting the world economy.

         Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may do so from time to time, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

         Adverse Market Characteristics. Securities of many emerging country issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions are usually subject to fixed commissions, which are generally higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security could result in possible liability to the purchaser. PMC will consider such difficulties when determining the allocation of the Fund's assets, although PMC does not believe that such difficulties will have a material adverse effect on the Fund's portfolio trading activities.


         Non-U.S. Withholding Taxes. The Fund's investment income or, in some cases, capital gains from foreign issuers may be subject to foreign withholding or other taxes, thereby reducing the Fund's net investment income and/or net realized capital gains. See "Tax Status."



RULE 144A ILLIQUID SECURITIES


         The Fund may invest up to 15% of its net assets in illiquid securities including restricted securities sold and offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), that are illiquid. See "Restricted and Illiquid Securities" in the Prospectus. Generally, a security may be considered illiquid if the Fund is unable to dispose of such security within seven days at approximately the price at which it values such security. Securities may also be considered illiquid as a result of certain legal or contractual restriction on resale. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges and other selling expenses than will the sale of liquid securities, such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities (i.e., securities that would be required to be registered prior to distribution to the general public), such as securities eligible for resale pursuant to Rule 144A ("144A securities"), which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.


         With respect to liquidity determinations generally, the Board of Trustees has the ultimate responsibility for determining whether specific securities, including Rule 144A securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to PMC, pursuant to guidelines reviewed by the Trustees. PMC takes into account a number of factors in reaching liquidity decisions. These factors may include, but are not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). PMC will monitor the liquidity of securities in the Fund's portfolio and report periodically on such decisions to the Trustees.

OPTIONS ON SECURITIES


         The Fund may write (sell) covered call options on certain portfolio securities. As the writer of a call option, the Fund receives a premium less commission, and, in exchange, foregoes the opportunity to profit from increases in the market value of the security covering the call above the sum of the premium and the exercise price of the option during the life of the option. The purchaser of such a call written by the Fund has the option of purchasing the security from the Fund at the option price during the life of the option. Portfolio securities on which options may be written are purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. All call options written by the Fund are covered; the Fund may cover a call option by owning the securities subject to the option so long as the option is outstanding or using the other methods described below. In addition, a written call option may be covered by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, covers the Fund's net exposure on its written option position. The Fund does not consider a security covered by a call option to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

         The Fund may purchase call options on securities for purposes of entering into a "closing purchase transaction," i.e., a purchase of a call option on the same security with the same exercise price and expiration date as a "covered" call already written by the Fund. These closing purchase transactions enable the Fund to immediately realize gains or minimize losses on its options positions. There is no assurance that the Fund will be able to effect such closing purchase transactions at a favorable price. If the Fund cannot enter into such a transaction it may be required to hold a security that it might otherwise have sold. The Fund's portfolio turnover may increase through the exercise of options if the market price of the underlying securities goes up and the Fund has not entered into a closing purchase transaction. The commission on purchase or sale of a call option is higher in relation to the premium than the commission in relation to the price on purchase or sale of the underlying security.



SECURITIES INDEX OPTIONS

         The Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. The Fund will not invest in securities index options for speculative purposes.

         Currently, options on stock indices are traded only on national securities exchanges and over-the-counter, both in the United States and in foreign countries. A securities index fluctuates with changes in the market values of the securities included in the index. For example, some stock index options are based on a broad market index such as the S&P 500 or the Value Line Composite Index in the U.S., the Nikkei in Japan or the FTSE 100 in the United Kingdom. Index options may also be based on a narrower market index.

         The Fund may purchase put options in order to hedge against an anticipated decline in securities prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities.

         The Fund may purchase call options on securities indices in order to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of an increase in the level of other securities indices above the exercise price. Such payments may offset increases in the price of securities that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

         The Fund may sell any securities index option it has purchased or write a similar offsetting securities index option in order to close out a position in a securities index option which it has purchased. These closing sale transactions enable the Fund to immediately realize gains or minimize losses on its options positions. However, there is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In addition, securities index prices may be distorted by interruptions in the trading of securities of certain companies or of issuers in certain industries, or by restrictions that may be imposed by an exchange on opening or closing transactions, or both, which would disrupt trading in options on such indices and preclude the Fund from closing out its options positions. If the Fund is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the options in order to realize any profit.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that can not be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

         In addition to the risks of imperfect correlation between the Fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based.

FORWARD FOREIGN CURRENCY TRANSACTIONS

         The foreign currency transactions of the Fund may be conducted on a spot, i.e. cash basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund also has authority to deal in forward foreign currency exchange contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the Fund will be engaged in hedging activities when adverse exchange rate movements occur. The Fund may not necessarily attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by PMC. The Fund will not enter into speculative forward foreign currency contracts.


         If the Fund enters into a forward contract to purchase foreign currency, its custodian bank will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the assets in the separate account declines or the amount of the Fund's obligation on such forward contract increases, additional cash or liquid securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts.


         Although the Fund has no current intention of doing so in the coming year, the Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if PMC determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if PMC determines that there is a pattern of correlation between the proxy currency and the U.S.
dollar.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

         The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The Fund may close out a forward position in a currency by selling the forward contract or entering into an offsetting forward contract.

OPTIONS ON FOREIGN CURRENCIES

         The Fund may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

         Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the Fund may purchase call options on such currency. If the value of such currency increased, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


         To hedge against changes in securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures and related options transactions only for hedging purposes. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on foreign exchanges.

         FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the Fund can sell futures contracts on a specified currency to seek to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The Fund can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the Fund has acquired or expects to acquire.

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.


         The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Fund's custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures contracts and options transactions. In the case of futures contracts or options requiring the Fund to purchase securities or currencies, the Fund must place cash or liquid securities in a segregated account maintained by the custodian and marked to market daily to cover such futures contracts and options.


         HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts in currency in which its portfolio securities are denominated or in one currency to seek to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of PMC, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, PMC will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

         On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

         OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing call options on futures (and in entering into futures transactions) is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.


         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same securities. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         The Fund may use options on futures contracts only for hedging purposes.


         OTHER CONSIDERATIONS. As noted above, the Fund may engage in futures and related options transactions only for hedging purposes. CFTC regulations permit principals of an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), to engage in such transactions for bona fide hedging (as defined in such regulations) and certain other limited purposes without registering as commodity pool operators. The Fund is not permitted to engage in speculative futures trading. The Fund will determine that the price fluctuations in the futures contracts and options on futures contracts used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to seek to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

         As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the Fund's existing futures contracts and premiums paid for options on futures entered into for the purpose of seeking to increase total return (net of the amount the positions are "in the money") would not exceed 5% of the market value of the Fund's net assets. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

         Transaction costs associated with futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options.

         While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

         Perfect correlation between the Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on foreign corporate equity securities are currently available. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. Government securities and foreign currencies, futures on a municipal securities index and stock index futures. In addition, it is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of foreign securities because currency movements impact the value of different securities in differing degrees.

REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements with "primary dealers" in U.S. government securities and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Fund may also enter into repurchase agreements involving certain foreign government securities. The primary risk associated with repurchase agreements is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. Another risk is that, in the event of bankruptcy of the seller, the Fund could be delayed or prohibited from disposing of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement pending court proceedings. In evaluating whether to enter a repurchase agreement, PMC will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Trustees. See "Repurchase Agreements" in the Prospectus.

INVESTMENT RESTRICTIONS


         The Fund has adopted certain additional investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act). The Fund may not:


         (1)......Issue senior securities, except as permitted by paragraphs
(2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

         (2)......Borrow money, except from banks as a temporary measure for extraordinary emergency purposes and except pursuant to reverse repurchase agreements and then only in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets.

         (3)......Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

         (4)......Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

         (5)......Purchase or sell real estate, except that the Fund may (i)
lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

         (6)......Make loans, except that the Fund may lend portfolio securities in accordance with the Fund's investment policies and may purchase or invests in repurchase agreements, bank certificates of deposit, a portion of an issue of publicly distributed bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         (7)......Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

         (8)......With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if

                           (a) such purchase would cause more than 5% of the
                  Fund's total assets, taken at market value, to be invested in the securities of such issuer, or

                           (b) such purchase would at the time result in more
                  than 10% of the outstanding voting securities of such issuer being held by the Fund.

         In addition, although the Fund is not currently registered in Germany, the following restrictions will apply, to the extent required, upon such registration. If and so long as the Fund is registered in Germany, the following investment restrictions will apply which may not be changed without the prior approval of the Fund's shareholders. The Fund may not:

         (i) invest in the securities of any other domestic or foreign investment company or investment fund, except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company or investment fund;

         (ii) purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships, real estate investment trusts and real estate funds) that invest in real estate or interests therein;

         (iii) borrow money in amounts exceeding 10% of the Fund's total assets (including the amount borrowed) taken at market value;

         (iv) pledge, mortgage or hypothecate its assets in amounts exceeding 10% of the Fund's total assets taken at market value;

         (v)      purchase securities on margin or make short sales; or

         (vi)     redeem its securities in-kind.


         It is a fundamental policy of the Fund not to concentrate its investments in securities of companies in any particular industry. Following the current opinion of the Commission, investments are concentrated in a particular industry if such investments aggregate 25% or more of the Fund's total assets. The Fund's policy does not apply to investments in U.S. government securities.


         The Fund does not intend to enter into any reverse repurchase agreement, lend portfolio securities or invest in securities index put and call warrants, as described in fundamental investment restrictions (2), (6) and (7) above, during the coming year.


         In addition, as a matter of non-fundamental investment policy and in connection with the offering of its shares in various states and foreign countries, the Fund has agreed not to:


         (a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of PMC to save commissions or to average prices among them is not deemed to result in a securities trading account.

         (b) Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the Fund has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions, options, futures contracts and options on futures contracts.

         (c) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of closed-end investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one such closed-end investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one such closed-end investment company; provided, however, the Fund may only purchase securities of registered closed-end investment companies and such securities may only be purchased in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers commission and the Fund can exceed such limitations in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other closed-end investment company. The Fund will not invest in the securities of any open-end investment company, except in connection with a plan of merger or consolidation with, or acquisition of, substantially all the assets of such other open-end investment company.

         (d) Invest more than 5% of its total assets in the securities of any issuer which, together with its predecessors, has been in operation for less than three years.

         (e) Invest more than 15% of its total assets in restricted securities, including securities eligible for resale pursuant to Rule 144A under the 1933 Act.

         (f) Invest for the purpose of exercising control over or management of any company.

         (g) Purchase warrants of any issuer, if, as a result of such purchases, more than 5% of the value of the Fund's net assets would be invested in warrants, whether or not listed on the New York Stock Exchange, the American Stock Exchange or comparable international exchanges. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

         (h) Knowingly purchase or retain securities of an issuer if one or more of the Trustees or officers of the Fund or directors or officers of PMC or any investment management subsidiary of PMC individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.

         (i) Purchase interests in oil, gas or other mineral leases or exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

         (j) Purchase any security which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities. The Fund may not invest in repurchase agreements maturing in more than seven days. The Fund currently intends to limit its investments in illiquid securities to illiquid Rule 144A securities.

         (k) Write covered calls or put options with respect to more than 25% of the value of its total assets or invest more than 5% of its total assets in puts, calls, spreads, or straddles, other than protective put options.

         (l)  Invest in real estate limited partnerships.

 2.      MANAGEMENT OF THE FUND

         The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and executive officers of the Fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Fund within the meaning of the 1940 Act.

JOHN F. COGAN, JR.*, CHAIRMAN OF THE BOARD, PRESIDENT AND TRUSTEE, DOB: JUNE
1926

         President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of PMC and Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC") and Forest-Starma (a Russian timber joint venture; President and Director of Pioneer Plans Corporation ("PPC"), Pioneer Investment Corp. ("PIC"), Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Luscina, Inc., Pioneer First Russia, Inc. ("First Russia") and Pioneer Omega, Inc. ("Omega") and Theta Enterprises, Inc.; Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie Goldfields Limited; Chairman of the Supervisory Board of Pioneer Fonds Marketing, GmbH ("Pioneer GmbH"); Member of the Supervisory Board of Pioneer First Polish Trust Fund Joint Stock Company ("PFPT"); Chairman, President and Trustee of all of the Pioneer mutual funds and Partner, Hale and Dorr LLP (counsel to the Fund).


MARY K. BUSH, Trustee,  DOB:  April 1948
4201 Cathedral Ave. NW, Washington, DC  20016
         President, Bush & Co., an International Financial Advisory firm, since 1991; Director/Trustee of Mortgage Guaranty Insurance Corporation, Novecon Management Company, Hoover Institution, Folger Shakespeare Library, March of Dimes, Project 2000, Inc., Small Enterprise Assistance Fund and Wilberforce University; Advisory Board member, Washington Mutual Investors Fund, a registered investment company; U.S. Alternate Executive Director, International Monetary Fund (1984-1988); and Managing Director, Federal Housing Finance Board (1989-1991).



RICHARD H. EGDAHL, M.D., TRUSTEE,  DOB: DECEMBER 1926
Boston University Health Policy Institute, 53 Bay State Rd., Boston, MA  02115

         Professor of Management, Boston University School of Management, since 1988; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; Director, Boston University Health Policy Institute and Boston University Medical Center; Executive Vice President and Vice Chairman of the Board, University Hospital; Academic Vice President for Health Affairs, Boston University; Director, Essex Investment Management Company, Inc. (investment adviser), Health Payment Review, Inc. (health care containment software firm), Mediplex Group, Inc. (nursing care facilities firm), Peer Review Analysis, Inc. (health care facilities firm) and Springer-Verlag New York, Inc. (publisher); Honorary Trustee, Franciscan Children's Hospital and Trustee of all of the Pioneer mutual funds.


MARGARET B.W. GRAHAM, TRUSTEE,  DOB:  MAY 1947
The Keep, P.O. Box 110. Little Deer Isle, ME  04650
         Founding Director, Winthrop Group, Inc. (consulting firm) since 1982; Manager of Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994; Professor of Operations Management and Management of Technology, Boston University School of Management ("BUSM"), from 1989 to 1993 and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

JOHN W. KENDRICK, TRUSTEE,  DOB:  JULY 1917
6363 Waterway Drive, Falls Church, VA  22044
         Professor Emeritus and Adjunct Scholar, George Washington University; Economic Consultant and Director, American Productivity and Quality Center; American Enterprise Institute and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, TRUSTEE,  DOB:  MAY 1948
One Boston Place, Suite 2635, Boston, MA 02108
         President, Newbury, Piret & Company, Inc. (merchant banking firm) and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, TRUSTEE AND EXECUTIVE VICE PRESIDENT,  DOB:  FEBRUARY 1944
         Executive Vice President and a Director of PGI; President, Chief Investment Officer and a Director of PMC; Director of PFD, PCC, PIC, PIntl , First Russia, Omega and Pioneer SBIC Corporation, Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, TRUSTEE,  DOB: SEPTEMBER 1928
125 Broad Street, New York, NY  10004
         Partner, Sullivan & Cromwell (law firm); Trustee, The Winthrop Focus Funds (mutual funds) and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, TRUSTEE,  DOB:  JUNE 1936
One North Adgers Wharf, Charleston, SC  29401
         President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp.; Trustee of Alliance Capital Reserves, Alliance Government Reserves and Alliance Tax Exempt Reserves and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

WILLIAM H. KEOUGH, TREASURER,  DOB:  APRIL 1937
         Senior Vice President, Chief Financial Officer and Treasurer of PGI; Treasurer of PFD, PMC, PSC, PCC, PIC, PIntl, PMT, PGL, First Russia, Omega and Pioneer SBIC Corporation; Treasurer and Director of PPC and Treasurer of all of the Pioneer mutual funds.

JOSEPH P. BARRI, SECRETARY, DOB: AUGUST 1946

         Secretary of PGI, PMC, PPC, PIC, PIntl, PMT, First Russia, Omega and PCC; Clerk of PFD and PSC; Partner, Hale and Dorr LLP (counsel to the Fund) and Secretary of all of the Pioneer mutual funds.


ERIC W. RECKARD, ASSISTANT TREASURER, DOB:  JUNE 1956
         Manager of Fund Accounting of PMC since May 1994, Manager of Auditing, Compliance and Business Analysis for PGI prior to May 1994 and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT, ASSISTANT SECRETARY, DOB:   MARCH 1964

         General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of PMC, PIntl, PGL, First Russia, Omega and all of the Pioneer mutual funds; Assistant Clerk of PFD and PSC: and formerly of Hale and Dorr LLP (counsel to the Fund) where he most recently served as junior partner.


NORMAN KURLAND, VICE PRESIDENT,  DOB:  NOVEMBER 1949
         Senior Vice President of PMC since 1993; Vice President of PMC from 1990 to 1993; Vice President of Pioneer India Fund, Pioneer Europe Fund and Pioneer International Growth Fund.

         MARK MADDEN, VICE PRESIDENT, DOB: APRIL 1957 Vice President of PMC since 1993. Vice President of Pioneer India Fund.


         The Fund's Agreement and Declaration of Trust (the "Declaration of Trust") provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Fund at any meeting of shareholders. See "Description of Shares" below. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

         All of the outstanding capital stock of PFD, PMC and PSC is owned, directly or indirectly, by PGI, a publicly-owned Delaware corporation. PMC, the Fund's investment adviser, serves as the investment adviser for the Pioneer mutual funds listed below and manages the investments of certain institutional accounts.

         The table below lists all the Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.

                                              Investment          Principal
Fund Name                                       Adviser          Underwriter
---------                                       -------          -----------


Pioneer World Equity Fund                         PMC                PFD
Pioneer International Growth Fund                 PMC                PFD
Pioneer Europe Fund                               PMC                PFD
Pioneer Emerging Markets Fund                     PMC                PFD
Pioneer India Fund                                PMC                PFD
Pioneer Capital Growth Fund                       PMC                PFD
Pioneer Mid-Cap Fund                              PMC                PFD
Pioneer Growth Shares                             PMC                PFD
Pioneer Small Company Fund                        PMC                PFD
Pioneer Micro-Cap Fund                            PMC                PFD
Pioneer Gold Shares                               PMC                PFD
Pioneer Equity-Income Fund                        PMC                PFD
Pioneer Fund                                      PMC                PFD
Pioneer II                                        PMC                PFD
Pioneer Real Estate Shares                        PMC                PFD
Pioneer Balanced Fund                             PMC                PFD
Pioneer Short-Term Income Trust                   PMC                PFD
Pioneer America Income Trust                      PMC                PFD
Pioneer Bond Fund                                 PMC                PFD
Pioneer Intermediate Tax-Free Fund                PMC                PFD
Pioneer Tax-Free Income Fund                      PMC                PFD
Pioneer Cash Reserves Fund                        PMC                PFD
Pioneer Interest Shares, Inc.                     PMC               Note 1
Pioneer Variable Contracts Trust                  PMC               Note 2


Note 1 This fund is a closed-end fund.

Note 2 This is a series of eight separate portfolios designed to serve as investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension and retirement plans.

         PMC also manages the investments of certain institutional private accounts. All of the outstanding capital stock of PMC and PSC is owned by PGI, a Delaware corporation. All of the capital stock of PFD is owned by PMC. Messrs. Cogan, Tripple, Keough, Nault and Barri, officers and/or Trustees of the Fund, are also officers and/or directors of PFD, PMC, PSC (except Mr. Tripple) and PGI. To the knowledge of the Fund, no officer or Trustee of the Fund owned 5% or more of the issued and outstanding shares of PGI as of the date of this Statement of Additional Information, except Mr. Cogan who then owned approximately 14% of such shares.

         As of the date of this Statement of Additional Information, the Trustees and officers of the Fund owned beneficially in the aggregate less than 1% of the outstanding shares of the Fund. As of February 28, 1997, MLPF&S., 4800 Deer Lake Drive East 3rd FL, Jacksonville, FL 32249-6484 owned approximately 10.11% (504,803) of the outstanding Class A shares of the Fund; 26.22% (1,014,715) of the outstanding Class B shares of the Fund and 59.20% (364,247) of the outstanding Class C shares of the Fund.

         The Fund pays no salaries or compensation to any of its officers, however, the Fund pays an annual trustees' fee to each Trustee who is not affiliated with PGI, PMC, PFD or PSC consisting of two components: (a) a base fee of $500 and (b) a variable fee, calculated on the basis of average net assets of the Fund. In addition, the Fund pays a per meeting fee of $120 to each Trustee who is not affiliated with PGI, PMC, PFD or PSC. The Fund also pays an annual committee participation fee to Trustees who serve as members of committees established to act on behalf of one or more of the Pioneer mutual funds. Committee fees are allocated to the Fund on the basis of the Fund's average net assets. Each Trustee who is a member of the Audit Committee for the Pioneer mutual funds will receive an annual fee equal to 10% of the aggregate annual trustees' fee, except the Committee Chairperson who receives an annual fee equal to 20% of the aggregate annual trustees' fee. Members of the Pricing Committee for the Pioneer mutual funds, as well as any other committee which renders material functional services to the Board of Trustees for the Pioneer mutual funds, receive an annual fee equal to 5% of the annual fee, except the Committee Chairperson who receives an annual trustees' fee equal to 10% of the annual trustees' fee. Any such fees paid to affiliates or interested persons of PGI, PMC, PFD or PSC are reimbursed to the Fund under its management contract.

         The following table sets forth certain information with respect to the compensation of each Trustee of the Fund:


                                                             Total Compensa-
                                                             tion from the
                                          Pension or         Fund and other
                          Aggregate       Retirement          funds in the
                        Compensation       Benefits          Pioneer Family
Trustee                 From the Fund       Accrued         of Mutual Funds**
-------                 -------------       -------         -----------------



Mary K. Bush+               $    0            $0                    $ 0
John F. Cogan, Jr.             500*            0                  11,083
Richard H. Egdahl, M.D.      1,861             0                  59,858
Margaret B.W. Graham         1,961             0                  59,858
John W. Kendrick             1,961             0                  59,858
Marguerite A. Piret          2,217             0                  79,842
David D. Tripple               500*            0                  11,083
Stephen K. West              2,077             0                  67,850
John Winthrop                2,059             0                  66,442
                            --------------------------------------------

  Totals                   $13,136            $0                $417,052
                           =============================================


 --------

*       For the fiscal year ended November 1, 1996.

** For the calendar year ended December 31, 1996, there were 23 mutual funds in the Pioneer Family of Funds.


 +       Mary K. Bush became a Trustee on June 23, 1997.


3.         INVESTMENT ADVISER

           As stated in the Prospectus, PMC, 60 State Street, Boston, Massachusetts, serves as the Fund's investment adviser. The Fund's management contract with PMC is renewable annually by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees, as the case may be, or a majority of the Fund's outstanding voting securities and the giving of sixty days' written notice.


           As compensation for its management services and expenses incurred, PMC is entitled to a management fee at the rate of 1.25% per annum of the Fund's average daily net assets. The fee is normally computed daily and paid monthly. PMC has voluntarily agreed not to impose all or a portion of its management fee and to make other arrangements, if necessary, to limit certain other expenses of the Fund to the extent required to limit total Class A expenses to 2.25% of the average daily net assets attributable to the Class A shares; the Fund-wide expenses attributable to the Class B and Class C shares will be reduced only to the extent such expenses are reduced for the Class A shares. This agreement is voluntary and temporary and may be revised or terminated by PMC at any time. For the fiscal years ended November 30, 1994, November 30, 1995 and November 30, 1996, the Fund paid to PMC $0, $0, and $325,325 in management fees. The Fund would have incurred management fees payable to PMC of $84,871, $251,891 and $734,703 respectively, had the fee reduction agreement not been in place.

4.         PRINCIPAL UNDERWRITER


           PFD serves as the principal underwriter in connection with the continuous offering of the shares of the Fund pursuant to an Underwriting Agreement, dated June 23, 1994. The Trustees who were not "interested persons" (as defined in the 1940 Act) of the Fund approved the Underwriting Agreement, which will continue in effect from year to year, if annually approved by the Trustees, in conjunction with the continuance of the Plans of Distribution. See "Distribution Plans" below. The Underwriting Agreement provides that PFD will bear certain distribution expenses not borne by the Fund. During the fiscal years ended November 30, 1994, 1995 and 1996, net underwriting commissions earned by PFD were approximately $12,044, $185,668 and $86,393 respectively. Commissions reallowed to dealers during such periods were approximately $536,877, $24,653 and $793,089 respectively.


           PFD bears all expenses it incurs in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution related services. PFD also pays certain expenses in connection with the distribution of the Fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears the cost of registering its shares under federal, state and foreign securities law. See "Distribution Plans" below.

           The Fund and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Underwriting Agreement, PFD will use its best efforts in rendering services to the Fund.

           The Fund will not generally issue Fund shares for consideration other than cash. At the Fund's sole discretion, however, the Fund may issue shares for consideration other than cash in connection with a reorganization, statutory merger or other acquisition of portfolio securities.

           The redemption price of shares of beneficial interest of the Fund may, at PMC's discretion, be paid in cash or portfolio securities. The Fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the Fund's net asset value. A shareholder whose shares are redeemed in-kind may incur brokerage charges in selling the securities received in-kind. The selection of such securities will be made in such manner as the Board deems fair and reasonable.


5.         DISTRIBUTION PLANS

           The Fund has adopted plans of distribution pursuant to Rule 12b-1 promulgated by the Commission under the 1940 Act with respect to its Class A, Class B and Class C shares (the "Class A Plan", the "Class B Plan" and the "Class C Plan") (together, the "Plans").

Class A Plan

           Pursuant to the Class A Plan the Fund reimburses PFD for its expenditures in financing certain activities primarily intended to result in the sale of the Class A shares. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in the Prospectus. See "Distribution Plans" in the Prospectus. The expenses of the Fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

Class B Plan

           The Class B Plan provides that the Fund shall pay PFD, as the Fund's distributor for its Class B shares, a distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the Fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be consideration for personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. PFD will advance to dealers the first year's service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.


                  The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services to the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related services, including, without limitation, the cost necessary to provide distribution-related services or personnel, travel, office expenses and equipment. The Class B Plan also provides that PFD will receive all contingent deferred sales charges ("CDSCs") attributable to Class B shares. (See "Distribution Plans" in the Prospectus.). When the broker-dealer effecting the sale of Class B shares waives its right to receive commissions on such sales, PFD may cause the distribution fees described above to be paid to that broker-dealer.

Class C Plan


           The Class C Plan provides that the Fund will pay PFD, as the Fund's distributor for its Class C shares, a distribution fee, accrued daily and paid quarterly, equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first year's service fee at a rate equal to 0.25% of the then-current value of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the thirteenth month following a purchase of Class C shares, dealers will become eligible for additional service fees at a rate of up to 0.25% of the amount invested and additional compensation at a rate of up to 0.75% of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

         The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to the Class C shares of the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. (See "Distributions Plans" in the Prospectus.). When the broker-dealer effecting the sale of Class C shares waives its right to receive commissions on such sales, PFD may cause the distribution fees described above to be paid to that broker-dealer.



General

           In accordance with the terms of the Plans, PFD provides to the Fund for review by the Trustees a quarterly written report of the amounts expended under the respective Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

           No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the Fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.

           The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act (none of whom has or have any direct or indirect financial interest in the operation of the Plans) (the "Qualified Trustees"), cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Class or Classes affected thereby, and material amendments of the Plans must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the respective Class of the Fund (as defined in the 1940 Act). A Plan will automatically terminate in the event of its assignment (as defined in the 1940
Act). In the Trustees' quarterly review of the Plans, they will consider the Plans' continued appropriateness and the level of compensation they provide.


         During the fiscal year ended November 30,1996, the Fund incurred total distribution fees pursuant to the Fund's Class A Plan, Class B Plan, and Class C Plan respectively, as follows: $86,365, $206,898 and $23,551. The distribution fees were paid by the Fund to PFD in reimbursement of expenses related to servicing of shareholder accounts and to compensating dealers and sales personnel.

         Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum of 4% of the lower of the cost or market value of the shares and Class C shares are subject to a 1% CDSC. During the fiscal year ended November 30, 1996, CDSCs, in the amount of approximately $46,478 were paid to PFD in reimbursement of expenses related to servicing of shareholders' accounts and compensation paid to dealers and sales personnel.




6.         SHAREHOLDER SERVICING/TRANSFER AGENT

           The Fund has contracted with PSC, 60 State Street, Boston, Massachusetts, to act as shareholder servicing agent and transfer agent for the Fund. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees, as the case may be, or a majority of the Fund's outstanding voting securities and the giving of ninety days' written notice.

           Under the terms of its contract with the Fund, PSC will service shareholder accounts, and its duties will include: (i) processing sales, redemptions and exchanges of shares of the Fund; (ii) distributing dividends and capital gains associated with Fund portfolio accounts; and (iii) maintaining account records and responding to routine shareholder inquiries.


           PSC receives an annual fee of $22.75 per Class A, Class B and Class C shareholder account from the Fund as compensation for the services described above. PSC is also reimbursed by the Fund for its out-of-pocket expenditures. This fee is set at an amount determined by vote of a majority of the Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies. The Fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services.

7.         CUSTODIAN

           Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities in the United States as well as in foreign countries, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The Custodian fulfills its function in foreign countries through a network of subcustodian banks located in the foreign countries (the "Subcustodians"). The Custodian also provides fund accounting, bookkeeping and pricing assistance to the Fund and assistance in arranging for forward currency exchange contracts as described above under "Investment Policies, Restrictions and Risk Factors."

           The Custodian does not determine the investment policies of the Fund or decide which securities it will buy or sell. The Fund may invest in securities issued by the Custodian or any of the Subcustodians, deposit cash in the Custodian or any Subcustodian and deal with the Custodian or any of the Subcustodians as a principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company in the United States or in recognized central depositories in foreign countries. In selecting Brown Brothers Harriman & Co. and its network of foreign subcustodians as the custodians for foreign countries securities, the Board of Trustees made certain determinations required by Rule 17f-5 promulgated under the 1940 Act. The Trustees annually review and approve the continuations of its international subcustodian arrangements.


8.         INDEPENDENT PUBLIC ACCOUNTANTS


           Arthur Andersen LLP, 225 Franklin Street,, Boston, Massachusetts 02110, is the Fund's independent public accountant, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the Commission.



9.         PORTFOLIO TRANSACTIONS

           All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by PMC pursuant to authority contained in the Management Contract. In selecting brokers or dealers, PMC considers other factors relating to best execution, including, but not limited to, the size and type of the transaction; the nature and character of the markets of the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Most transactions in foreign equity securities are executed by broker-dealers in foreign countries in which commission rates are fixed and, therefore, are not negotiable (as such rates are in the United States) and are generally higher than in the United States.

           PMC may select broker-dealers which provide brokerage and/or research services to the Fund and/or other investment companies or accounts managed by PMC. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). PMC maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the Fund and other investment companies or accounts managed by PMC are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Management believes that no exact dollar value can be calculated for such services.

           The research received from broker-dealers may be useful to PMC in rendering investment management services to the Fund as well as to other investment companies or accounts managed by PMC, although not all of such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to PMC in carrying out its obligations to the Fund. The receipt of such research has not reduced PMC's normal independent research activities; however, it enables PMC to avoid the additional expenses which might otherwise be incurred if it was to attempt to develop comparable information through its own staff.


           In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by PMC. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund. In addition, if PMC determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker in an amount greater than the amount another firm may charge. For the fiscal years ended November 30, 1994, 1995 and 1996, the Fund paid or accrued aggregate brokerage commissions of $136,329, $355,039 and $897,000 respectively.


           In addition to the Fund, PMC acts as investment adviser to the other Pioneer mutual funds and certain private accounts with investment objectives similar to those of the Fund. As such, securities may meet investment objectives of the Fund, such other mutual funds and such private accounts. In such cases, the decision to recommend a purchase for one mutual fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each company presently has in a particular industry or country and the availability of investment funds in each mutual fund or account.

           It is possible that, at times, identical securities will be held by more than one mutual fund and/or account. However, the position of any mutual fund or account in the same issue may vary and the length of time that any mutual fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that the Fund, another Pioneer mutual fund or a private account managed by PMC seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if PMC decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one account, the resulting participation in volume transactions could produce better executions for the Fund or other account. In the event that more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each.

           The Trustees periodically review PMC's performance of its responsibilities in connection with portfolio transactions on behalf of the Fund.

10.        TAX STATUS


         It is the Fund's policy to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company. These requirements relate to the sources of the Fund's income, the diversification of its assets and the distribution of its income to shareholders. If the Fund meets all such requirements and distributes to its shareholders, in accordance with the Code's timing requirements, all investment company taxable income and net capital gain, if any, which it earns, the Fund will be relieved of the necessity of paying federal income tax.

         In order to qualify as a regulated investment company under Subchapter M, the Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"), limit its gains from the sale of stock, securities and certain other positions held for less than three months to less than 30% of its annual gross income (the "30% test") and satisfy certain annual distribution and quarterly diversification requirements. For purposes of the 90% income test, income the Fund earns from equity interests in certain entities that are not treated as corporations (e.g., are treated as partnerships or trusts) for U.S. tax purposes will generally have the same character for the Fund as in the hands of such entities; consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income.

         Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, are taxable as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss, if any, whether received in cash or reinvested in additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. The federal income tax status of all distributions will be reported to shareholders annually.

         Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

         Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investments in stock or securities (or its options or futures contracts with respect to stock or securities) may need to be limited in order to enable the Fund to satisfy the limitations described in the second paragraph above that are applicable to the income or gains recognized by a regulated investment company. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

         If the Fund acquires any equity interest (under proposed regulations, generally including not only stock but also an option to acquire stock) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

         If the Fund invests in certain pay-in-kind securities ("PIKs"), zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

         For federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and therefore are not expected to be distributed as such to shareholders. As of the end of its most recent taxable year, the Fund had no capital loss carryforwards.

         At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

         Redemptions and exchanges are taxable events. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

         In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment at net asset value pursuant to the reinvestment privilege, the sales charge paid on such shares is not included in their tax basis under the Code, and (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments.

         Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain foreign currency forward contracts, may cause the Fund to recognize gains or losses from marking-to-market at the end of its taxable year even though such options may not have lapsed, been closed out, or exercised or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization as long-term or short-term of some capital gains and losses realized by the Fund. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988, as described above, and may accordingly produce ordinary income or loss. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures or forward contracts and straddles may affect the amount, timing and character of the Fund's income and losses and hence of its distributions to shareholders.

         The Fund's dividends and distributions will generally not qualify to any material extent for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.

         The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders would be required to include such taxes in their gross incomes (in addition to dividends and distributions they actually received), would treat such taxes as foreign taxes paid by them, and may be entitled to a tax deduction or credit for such taxes, subject to certain limitations under the Code.

         Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the Fund makes the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the Fund in computing their income subject to U.S. federal income taxation or, alternatively, use them as foreign tax credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above.

         If the Fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code and of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. If the Fund does not make the election, it may deduct such taxes in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

         Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         Federal law requires that the Fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain dividends and the proceeds of redemptions (including exchanges) and repurchases to shareholders who have not complied with Internal Revenue Service ("IRS") regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

         If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

         The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e. U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% non-resident alien U.S. withholding tax (or non-resident alien withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.




11.        DESCRIPTION OF SHARES

           The Fund's Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value) which may be divided into such separate series as the Trustees may establish. Currently, the Fund consists of only one series. The Trustees may, however, establish additional series of shares in the future, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of three classes of shares of the Fund, Class A, Class B and Class C shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

           Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. No amendment adversely affecting the rights of shareholders may be made to the Fund's Declaration of Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by the Trust, except as stated below.


12.  CERTAIN LIABILITIES

           As a Delaware business trust, the Fund's operations are governed by its Declaration of Trust dated March 23, 1994. A copy of the Fund's Certificate of Trust, also dated March 23, 1994, is on file with the Office of the Secretary of State of the State of Delaware. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust's Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as the Fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the trust's shareholders could be subject to personal liability.

           To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Fund or its Trustees,
(ii) provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund and (iii) provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a Fund shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Fund itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Fund's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

           The Declaration of Trust further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Declaration of Trust does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

13.        DETERMINATION OF NET ASSET VALUE

           The net asset value per share of each class of the Fund is determined as of the close of regular trading (currently 4:00 p.m., Eastern Time) on each day on which the New York Stock Exchange (the "Exchange") is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high so that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The Fund is not required to determine its net asset value per share on any day in which no purchase orders for the shares of the Fund become effective and no shares are tendered for redemption.


           The net asset value per share of each class of the Fund is computed by taking the value of all of the Fund's assets attributable to a class, less the Fund's liabilities attributable to that class, and dividing it by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the Fund are accrued daily.


           Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (including those the trading of which has been suspended) will be valued at fair value as determined in good faith by the Board of Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board. The maximum offering price per Class A share is the net asset value per Class A share, plus the maximum sales charge. Class B and Class C shares are offered at net asset value without the imposition of an initial sales charge.


14.        SYSTEMATIC WITHDRAWAL PLAN


           The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares of the Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit with PSC shares of the Fund having a total value of not less than $10,000. Periodic checks of $50 or more will be deposited, monthly or quarterly, directly into a bank account designated by the applicant, or will be sent to the applicant, or any person designated by him. A designation of a third party to receive checks requires an acceptable signature guarantee. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is implemented. See "Waiver or Reduction of Contingent Deferred Sales Charge" in the Prospectus. Designation of another person to receive the checks subsequent to opening an account must be accompanied by a signature guarantee.



           Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

           SWP payments are made from the proceeds of the redemption of shares deposited under the SWP in a SWP account. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. Redemptions are taxable transactions to shareholders. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her investment.

           The SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed.



15.        LETTER OF INTENTION (CLASS A SHARES ONLY)

           A Letter of Intent (a "Letter") may be established by completing the Letter of Intent section of the Account Application. When you sign the Account Application, you agree to irrevocably appoint PSC your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. A Letter of Intent is not a binding obligation upon the investor to purchase, or the Fund to sell, the full amount indicated.

         If the total purchases, less redemptions, exceed the amount specified under the Letter of Intention and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the Letter of Intention to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the Letter of Intention.

   If the total purchases, less redemptions, are less than the amount specified under the Letter of Intention, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the Letter of Intention section of the Account Application. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PSC, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess. See "How to Purchase Fund Shares - Letter of Intent" in the Prospectus for more information.


16.        INVESTMENT RESULTS

           One of the primary methods used to measure the performance of a class of the Fund is "total return." "Total return" will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of the Fund, over any period up to the lifetime of that class of the Fund. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result.

           The Fund's average annual total return quotations for each class of its shares as that information may appear in the Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the Commission.

           STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS


           Average annual total return quotations for each class of shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in that class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:


                    P(1+T)n  =  ERV

  Where:            P        =         a hypothetical initial payment of $1,000,
                                       less the maximum sales load of $57.50 for Class A shares or the deduction of any CDSC applicable to Class B or Class C shares at the end of the period.

                    T        =         average annual total return

                    n        =         number of years

                    ERV      =         ending redeemable value of the
                                       hypothetical $1,000 initial payment made at the beginning of the designated period
                                       (or fractional portion thereof)


           For purposes of the above computation, it is assumed that the maximum sales charge of 5.75% was deducted from the initial investment and that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

           In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the class' mean account size.


           The total returns for each class of shares of the Fund as of November 30, 1996 are as follows:


                                  Average Annual Total Return (%)
                                                       Life of Fund
                      One Year         Five Years        (6/23/94)


Class A Shares        13.61               N/A              2.72
Class B Shares        19.70               N/A              3.34
Class C Shares        N/A                 N/A              2.86


           PMC temporarily agreed to reduce its management fee and made other arrangements to limit certain other expenses of the Fund. Had PMC not made such an arrangement, the total returns for the periods would have been lower. Inception was June 23, 1994 for Class A and Class B shares. Class C Shares were first offered January 31, 1996.

           OTHER QUOTATIONS, COMPARISONS, AND GENERAL INFORMATION

           From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of the Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to stock or other relevant indices. For example, total return of the Fund's classes may be compared to averages or rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors mutual fund performance; the Europe Australia Far East Index ("EAFE"), an unmanaged index of international stock markets, Morgan Stanley Capital International USA Index, an unmanaged index of U.S. domestic stock markets, or other appropriate indices of Morgan Stanley Capital International ("MSCI"); the Standard & Poor's 500 Stock Index ("S&P 500"), an unmanaged index of common stocks; or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.


           In addition, the performance of the classes of the Fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumer's Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, the New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal and Worth may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Systems, CDA/Wiesenberger Investment Companies Service, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre & Co., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems.


           In addition, from time to time, quotations from articles from financial publications, such as those listed above, may be used in advertisements, in sales literature or in reports to shareholders of the Fund.

           The Fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the Fund since the Fund's inception.

           In presenting investment results, the Fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest; (b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

           AUTOMATED INFORMATION LINE

           FactFoneSM, Pioneer's 24-hour automated information line, allows shareholders to dial toll-free 1-800-225-4321 and hear recorded fund information, including:

             net asset value prices for all Pioneer mutual funds;

             annualized 30-day yields on Pioneer's fixed income funds;

             annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market fund; and

             dividends and capital gains distributions on all Pioneer mutual funds.

Yields are calculated in accordance with standard formulas mandated by the Commission.

           In addition, by using a personal identification number (PIN), shareholders may enter purchases, exchanges and redemptions, access their account balance and last three transactions and may order a duplicate statement. See FactFoneSM in the Prospectus for more information.


           All performance numbers communicated through FactFoneSM represent past performance; figures for all quoted bond funds include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B and Class C shares (except for Pioneer Cash Reserves Fund, which seek a stable $1.00 share price) will also vary and may be worth more or less at redemption than their original cost.



17.        FINANCIAL STATEMENTS


           The Fund's audited financial statements are included in the Fund's Annual Report dated November 30, 1996 which is incorporated by reference into this Statement of Additional Information and attached hereto in reliance upon the report of Arthur Andersen LLP, independent public accountants, as experts in accounting and auditing. A copy of the Fund's Annual Report may also be obtained without charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109.

                                   APPENDIX A


                          Description of Bond Ratings1

                        Moody's Investor's Service, Inc.2

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat bigger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

---------------------------------------------
1 The ratings indicated herein are believed to be the most recent ratings available at the date of this Prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year-end.

2 Rates bonds of issuers which have $600,000 or more of debt, except bonds of educational institutions, projects under construction, enterprises without established earnings records and situations where current financial data is unavailable.

                        Standard & Poor's Ratings Group 3

AAA: Bonds rated AAA are highest grade obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

-------------------------------------------------
3 Rates all governmental bodies having $1,000,000 or more of debt outstanding, unless adequate information is not available.

                                           PIONEER EMERGING MARKETS FUND

                                                  CLASS A SHARES


 DATE               INITIAL       OFFERING PRICE   SALES CHARGE    SHARES PURCHASED   NET ASSET     INITIAL NET ASSET
 ----               --------      --------------   -------------   ----------------   ----------    -----------------
                   INVESTMENT                         INCLUDED                      VALUE PER SHARE        VALUE
                   ----------                         --------                      ---------------        -----
6/23/94            $10,000.00         $13.26           5.75%           754.148         $12.5000         $9,425




                                                  VALUE OF SHARES

                                      DIVIDENDS AND CAPITAL GAINS REINVESTED


  DATE           FROM INVESTMENT  FROM CAP GAINS   FROM DIVIDENDS     TOTAL VALUE
  ----           ---------------  --------------   --------------     -----------
                                     REINVESTED       REINVESTED
                                     ----------       ----------

12/31/94           $8,809              $61              $41           $8,911
12/31/95            8,990               99               42            9,131
12/31/96            9,985              723               46           10,754




                                           PIONEER EMERGING MARKETS FUND

                                                  CLASS B SHARES



 DATE               INITIAL       OFFERING PRICE  SHARES PURCHASED NET ASSET VALUE      INITIAL NET ASSET VALUE
 ----               --------      --------------  ---------------- ----------------     -----------------------
                   INVESTMENT                                         PER SHARE
                   ----------                                         ---------
6/23/94            $10,000.00         $12.50          800.000           $12.50          $10,000




                                                  VALUE OF SHARES

                                      DIVIDENDS AND CAPITAL GAINS REINVESTED



  DATE           FROM INVESTMENT  FROM CAP GAINS   FROM DIVIDENDS     CONTINGENT     TOTAL VALUE IF    CDSC PERCENTAGE
  ----           ---------------  ---------------  ---------------    -----------    ---------------   ---------------
                                     REINVESTED       REINVESTED    DEFERRED SALES      REDEEMED
                                     ----------       ----------    ---------------     --------
                                                                       CHARGE IF
                                                                       ---------
                                                                        REDEEMED
                                                                        --------

12/31/94            $9,312              $65              $24             $372     $9,029           4.00%
12/31/95             9,456              105               25              378     $9,208           4.00%
12/31/96            10,416              764               27              300     $10,907          3.00%


                                           PIONEER EMERGING MARKETS FUND

                                                  CLASS C SHARES


 DATE               INITIAL       OFFERING PRICE  SHARES PURCHASED NET ASSET VALUE      INITIAL NET ASSET VALUE
 ----               --------      --------------  ---------------- ----------------     -----------------------
                   INVESTMENT                                         PER SHARE
                   ----------                                         ---------
1/31/96            $10,000.00         $13.22           756.43           $13.22          $10,000




                                                  VALUE OF SHARES

                                      DIVIDENDS AND CAPITAL GAINS REINVESTED


  DATE           FROM INVESTMENT  FROM CAP GAINS   FROM DIVIDENDS     CONTINGENT     TOTAL VALUE IF    CDSC PERCENTAGE
  ----           ---------------  ---------------  ---------------    -----------    ---------------   ---------------
                                     REINVESTED       REINVESTED    DEFERRED SALES      REDEEMED
                                     ----------       ----------    ---------------     --------
                                                                       CHARGE IF
                                                                        REDEEMED

12/31/96              $9,841            $604              $0              $98            $10,347          1.00%







--------

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

The following securities indices are well-known, unmanaged measures of market performance. Advertisements and sales literature for the Fund may refer to these indices or may present comparisons between the performance of the Fund and one or more of the indices. Other indices may be used, if appropriate. The indices are not available for direct investment. The data presented is not meant to be indicative of the performance of the Fund, reflects past performance and does not guarantee future results.

S&P 500
This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P Composite Index includes 500 of the largest stocks (in terms of stock market value) in the United States; prior to March 1957 it consisted of 90 of the largest stocks.

DOW JONES INDUSTRIAL AVERAGE
This is a total return index based on the performance of 30 blue chip stocks.

U.S. SMALL STOCK INDEX
This index is a market value weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION
The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES
The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS


LONG-TERM U.S. GOVERNMENT BONDS
The total returns on long-term government bonds from 1977 to 1991 are constructed with data from The Wall Street Journal. Over 1926-1976, data are obtained from the Government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used, and whose returns did not reflect potential tax benefits, impaired negotiability, or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed. Total returns for 1977-1991 are calculated as the change in the flat price or and-interest price.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS
Total returns of the intermediate-term government bonds for 1977-1991 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934-1986 are obtained from the CRSP Government Bond File.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than 5 years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934-1942, almost all bonds with maturities near 5 years were partially or full tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926-1933, there are few bonds suitable for construction of a series with a 5-year maturity. For this period, five year bond yield estimates are used.

MSCI
Morgan  Stanley  Capital  International   Indices,   developed  by  the  Capital
International S.A., are based on share prices of some 1470 companies listed on the stock exchanges around the world.

Countries in the MSCI EAFE Portfolio are:
Australia; Austria; Belgium; Denmark; Finland; France; Germany; Hong Kong; Italy; Japan; Netherlands; N. Zealand; Norway; Singapore/Malaysia; Spain; Sweden; Switzerland; United Kingdom.


Countries in the MSCI EMERGING MARKET FREE INDEX are: Argentina, Brazil, Chile, China, Czech Republic, Colombia, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea Free (at 50%), Malaysia, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela Free

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

6 MONTH CDs
Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS
For 1969-1991, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. Since most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

Over 1926-1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946-1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon for 1969-1991. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Randolph W. Westerfield, Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

U.S. (30 DAY) TREASURY BILLS
For the U.S. Treasury bill index, data from The Wall Street Journal are used for 1977-1991; the CRSP U.S. Government Bond File is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NAREIT-EQUITY INDEX
All of the data is based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMSE and the NASDAQ. The data is market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 Newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighing at the beginning of the period. Only those REITs listed for the entire period are

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

RUSSELL 2000 SMALL STOCK INDEX
Index of the 2,000 smallest stocks in the Russell 3000 Index (TM); the smallest company has a market capitalization of approximately $13 million. The Russell 3000 is comprised of the 3,000 largest US companies as determined by market capitalization representing approximately 98% of the US equity market. The largest company in the index has a market capitalization of $67 billion. The Russell Indexes (TM) are reconstituted annually as of June 1st, based on May 31 market capitalization rankings.

WILSHIRE REAL ESTATE SECURITIES INDEX
The Wilshire Real Estate Securities Index is a market capitalization-weighted index which measures the performance of more than 85 securities.

The index contains performance data on five major categories of property; office, retail, industrial, apartment and miscellaneous. Additionally, the Index has real estate portfolio encumbered by 16% third party mortgages. The companies in the WRESEC are 79% equity and hybrid REIT's and 21% real estate operating companies. The capitalization is 47% NYSE, 33% AMEX and 20% OTC."

STANDARD & POOR'S MIDCAP 400 INDEX
The Standard and Poor's MidCap 400 Index is a market-value-weighted index. The performance data for the MidCap 400 Index were calculated by taking the stocks presently in the MidCap 400 Index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the MidCap 400 Index five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

The S&P MidCap 400 Index and the S&P 500 together represent approximately 85% of the total market capitalization of stocks traded in the United States.


LIPPER BALANCED FUNDS INDEX

Equally-weighted performance indices, adjusted for capital gains distributions and income dividends of approximately 30 of the largest funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

BANK SAVINGS ACCOUNT
Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963-1987 and The Wall Street Journal for the years 1988-1994.






Source:           Ibbotson Associates

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


          S&P 500       Dow      U.S. Small                  S&P/     S&P/
                       Jones       Stock         U.S.       BARRA    BARRA
                    Industrials    Index      Inflation    Growth    Value
--------------------------------------------------------------------------------

Dec 1928   43.61       55.38       39.69       -0.97         N/A      N/A
Dec 1929   -8.42      -13.64      -51.36        0.20         N/A      N/A
Dec 1930  -24.90      -30.22      -38.15       -6.03         N/A      N/A
Dec 1931  -43.34      -49.03      -49.75       -9.52         N/A      N/A
Dec 1932   -8.19      -16.88       -5.39      -10.30         N/A      N/A
Dec 1933   53.99       73.71      142.87        0.51         N/A      N/A
Dec 1934   -1.44        8.07       24.22        2.03         N/A      N/A
Dec 1935   47.67       43.77       40.19        2.99         N/A      N/A
Dec 1936   33.92       30.23       64.80        1.21         N/A      N/A
Dec 1937  -35.03      -28.88      -58.01        3.10         N/A      N/A
Dec 1938   31.12       33.16       32.80       -2.78         N/A      N/A
Dec 1939   -0.41        1.31        0.35       -0.48         N/A      N/A
Dec 1940   -9.78       -7.96       -5.16        0.96         N/A      N/A
Dec 1941  -11.59       -9.88       -9.00        9.72         N/A      N/A
Dec 1942   20.34       14.12       44.51        9.29         N/A      N/A
Dec 1943   25.90       19.06       88.37        3.16         N/A      N/A
Dec 1944   19.75       17.19       53.72        2.11         N/A      N/A
Dec 1945   36.44       31.60       73.61        2.25         N/A      N/A
Dec 1946   -8.07       -4.40      -11.63       18.16         N/A      N/A
Dec 1947    5.71        7.61        0.92        9.01         N/A      N/A
Dec 1948    5.50        4.27       -2.11        2.71         N/A      N/A
Dec 1949   18.79       20.92       19.75       -1.80         N/A      N/A
Dec 1950   31.71       26.40       38.75        5.79         N/A      N/A
Dec 1951   24.02       21.77        7.80        5.87         N/A      N/A
Dec 1952   18.37       14.58        3.03        0.88         N/A      N/A
Dec 1953   -0.99        2.02       -6.49        0.62         N/A      N/A
Dec 1954   52.62       51.25       60.58       -0.50         N/A      N/A
Dec 1955   31.56       26.58       20.44        0.37         N/A      N/A
Dec 1956    6.56        7.10        4.28        2.86         N/A      N/A
Dec 1957  -10.78       -8.63      -14.57        3.02         N/A      N/A
Dec 1958   43.36       39.31       64.89        1.76         N/A      N/A
Dec 1959   11.96       20.21       16.40        1.50         N/A      N/A
Dec 1960    0.47       -6.14       -3.29        1.48         N/A      N/A
Dec 1961   26.89       22.60       32.09        0.67         N/A      N/A
Dec 1962   -8.73       -7.43      -11.90        1.22         N/A      N/A
Dec 1963   22.80       20.83       23.57        1.65         N/A      N/A
Dec 1964   16.48       18.85       23.52        1.19         N/A      N/A
Dec 1965   12.45       14.39       41.75        1.92         N/A      N/A
Dec 1966  -10.06      -15.78       -7.01        3.35         N/A      N/A
Dec 1967   23.98       19.16       83.57        3.04         N/A      N/A
Dec 1968   11.06        7.93       35.97        4.72         N/A      N/A

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


          S&P 500       Dow      U.S. Small                  S&P/     S&P/
                       Jones       Stock         U.S.       BARRA    BARRA
                    Industrials    Index      Inflation    Growth    Value
--------------------------------------------------------------------------------

Dec 1969   -8.50      -11.78      -25.05        6.11        N/A      N/A
Dec 1970    4.01        9.21      -17.43        5.49        N/A      N/A
Dec 1971   14.31        9.83       16.50        3.36        N/A      N/A
Dec 1972   18.98       18.48        4.43        3.41        N/A      N/A
Dec 1973  -14.66      -13.28      -30.90        8.80        N/A      N/A
Dec 1974  -26.47      -23.58      -19.95       12.20        N/A      N/A
Dec 1975   37.20       44.75       52.82        7.01       31.72    43.38
Dec 1976   23.84       22.82       57.38        4.81       13.84    34.93
Dec 1977   -7.18      -12.84       25.38        6.77      -11.82    -2.57
Dec 1978    6.56        2.79       23.46        9.03        6.78     6.16
Dec 1979   18.44       10.55       43.46       13.31       15.72    21.16
Dec 1980   32.42       22.17       39.88       12.40       39.40    23.59
Dec 1981   -4.91       -3.57       13.88        8.94       -9.81     0.02
Dec 1982   21.41       27.11       28.01        3.87       22.03    21.04
Dec 1983   22.51       25.97       39.67        3.80       16.24    28.89
Dec 1984    6.27        1.31       -6.67        3.95        2.33    10.52
Dec 1985   32.16       33.55       24.66        3.77       33.31    29.68
Dec 1986   18.47       27.10        6.85        1.13       14.50    21.67
Dec 1987    5.23        5.48       -9.30        4.41        6.50     3.68
Dec 1988   16.81       16.14       22.87        4.42       11.95    21.67
Dec 1989   31.49       32.19       10.18        4.65       36.40    26.13
Dec 1990   -3.17       -0.56      -21.56        6.11        0.20    -6.85
Dec 1991   30.55       24.19       44.63        3.06       38.37    22.56
Dec 1992    7.67        7.41       23.35        2.90        5.07    10.53
Dec 1993    9.99       16.94       20.98        2.75        1.68    18.60
Dec 1994    1.31        5.06        3.11        2.78        3.13    -0.64
Dec 1995   37.43       36.84       34.46        2.74       38.13    36.99


Dec 1996   23.07       28.84       17.62        3.58       23.96    21.99

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                         Intermediate      MSCI               Long-
          Long-Term       -Term U.S.       EAFE        6     Term U.S.    U.S.
          U.S. Gov't      Government     - Net of    MONTH   Corporate  (30 Day)
            Bonds           Bonds          Taxes      CDs      Bonds    T- Bill
--------------------------------------------------------------------------------

Dec 1925     N/A              N/A           N/A       N/A      N/A      N/A
Dec 1926     7.77             5.38          N/A       N/A      7.37     3.27
Dec 1927     8.93             4.52          N/A       N/A      7.44     3.12
Dec 1928     0.1              0.92          N/A       N/A      2.84     3.56
Dec 1929     3.42             6.01          N/A       N/A      3.27     4.75
Dec 1930     4.66             6.72          N/A       N/A      7.98     2.41
Dec 1931    -5.31            -2.32          N/A       N/A      -1.85    1.07
Dec 1932    16.84             8.81          N/A       N/A      10.82    0.96
Dec 1933    -0.07             1.83          N/A       N/A      10.38    0.30
Dec 1934    10.03             9.00          N/A       N/A      13.84    0.16
Dec 1935     4.98             7.01          N/A       N/A      9.61     0.17
Dec 1936     7.52             3.06          N/A       N/A      6.74     0.18
Dec 1937     0.23             1.56          N/A       N/A      2.75     0.31
Dec 1938     5.53             6.23          N/A       N/A      6.13    -0.02
Dec 1939     5.94             4.52          N/A       N/A      3.97     0.02
Dec 1940     6.09             2.96          N/A       N/A      3.39     0.00
Dec 1941     0.93             0.50          N/A       N/A      2.73     0.06
Dec 1942     3.22             1.94          N/A       N/A      2.60     0.27
Dec 1943     2.08             2.81          N/A       N/A      2.83     0.35
Dec 1944     2.81             1.80          N/A       N/A      4.73     0.33
Dec 1945    10.73             2.22          N/A       N/A      4.08     0.33
Dec 1946    -0.10             1.00          N/A       N/A      1.72     0.35
Dec 1947    -2.62             0.91          N/A       N/A     -2.34     0.50
Dec 1948     3.40             1.85          N/A       N/A      4.14     0.81
Dec 1949     6.45             2.32          N/A       N/A      3.31     1.10
Dec 1950     0.06             0.70          N/A       N/A      2.12     1.20
Dec 1951    -3.93             0.36          N/A       N/A     -2.69     1.49
Dec 1952     1.16             1.63          N/A       N/A      3.52     1.66
Dec 1953     3.64             3.23          N/A       N/A      3.41     1.82
Dec 1954     7.19             2.68          N/A       N/A      5.39     0.86
Dec 1955    -1.29            -0.65          N/A       N/A      0.48     1.57
Dec 1956    -5.59            -0.42          N/A       N/A     -6.81     2.46
Dec 1957     7.46             7.84          N/A       N/A      8.71     3.14
Dec 1958    -6.09            -1.29          N/A       N/A     -2.22     1.54
Dec 1959    -2.26            -0.39          N/A       N/A     -0.97     2.95
Dec 1960    13.78            11.76          N/A       N/A      9.07     2.66
Dec 1961     0.97             1.85          N/A       N/A      4.82     2.13
Dec 1962     6.89             5.56          N/A       N/A      7.95     2.73
Dec 1963     1.21             1.64          N/A       N/A      2.19     3.12
Dec 1964     3.51             4.04          N/A      4.18      4.77     3.54
Dec 1965     0.71             1.02          N/A      4.68     -0.46     3.93

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


                         Intermediate      MSCI               Long-
          Long-Term       -Term U.S.       EAFE        6     Term U.S.    U.S.
          U.S. Gov't      Government     - Net of    MONTH   Corporate  (30 Day)
            Bonds           Bonds          Taxes      CDs      Bonds    T- Bill
--------------------------------------------------------------------------------

Dec 1966     3.65           4.69            N/A       5.75     0.20       4.76
Dec 1967    -9.18           1.01            N/A       5.48    -4.95       4.21
Dec 1968    -0.26           4.54            N/A       6.44     2.57       5.21
Dec 1969    -5.07          -0.74            N/A       8.71    -8.09       6.58
Dec 1970    12.11          16.86          -11.66      7.06    18.37       6.52
Dec 1971    13.23           8.72           29.59      5.36    11.01       4.39
Dec 1972     5.69           5.16           36.35      5.38     7.26       3.84
Dec 1973    -1.11           4.61          -14.92      8.60     1.14       6.93
Dec 1974     4.35           5.69          -23.16     10.20    -3.06       8.00
Dec 1975     9.20           7.83           35.39      6.51    14.64       5.80
Dec 1976    16.75          12.87            2.54      5.22    18.65       5.08
Dec 1977    -0.69           1.41           18.06      6.12     1.71       5.12
Dec 1978    -1.18           3.49           32.62     10.21    -0.07       7.18
Dec 1979    -1.23           4.09            4.75     11.90    -4.18      10.38
Dec 1980    -3.95           3.91           22.58     12.33    -2.76      11.24
Dec 1981     1.86           9.45           -2.28     15.50    -1.24      14.71
Dec 1982    40.36          29.1            -1.86     12.18    42.56      10.54
Dec 1983     0.65           7.41           23.69      9.65     6.26       8.80
Dec 1984    15.48          14.02            7.38     10.65    16.86       9.85
Dec 1985    30.97          20.33           56.16      7.82    30.09       7.72
Dec 1986    24.53          15.14           69.44      6.30    19.85       6.16
Dec 1987    -2.71           2.90           24.63      6.58    -0.27       5.47
Dec 1988     9.67           6.10           28.27      8.15    10.70       6.35
Dec 1989    18.11          13.29           10.54      8.27    16.23       8.37
Dec 1990     6.18           9.73          -23.45      7.85     6.78       7.81
Dec 1991    19.3           15.46           12.13      4.95    19.89       5.60
Dec 1992     8.05           7.19          -12.17      3.27     9.39       3.51
Dec 1993    18.24          11.24           32.56      2.88    13.19       2.90
Dec 1994    -7.77          -5.14            7.78      5.40    -5.76       3.90
Dec 1995    31.67          16.8            11.21      5.21    26.39       5.60

Dec 1996    -0.93           2.10            6.05      5.21     1.40       5.21

                             RUSSELL                                      LIPPER      MSCI EMERGING
                              2000       WILSHIRE REAL    S&P MIDCAP     BALANCED     MARKETS FREE         BANK
              NAREIT-EQUITY   INDEX         ESTATE           400           FUND           INDEX       SAVINGS ACCOUNT
                                          SECURITIES        INDEX          INDEX
-----------------------------------------------------------------------------------------------------------------------
Dec 1925          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1926          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1927          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1928          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1929          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1930          N/A          N/A           N/A             N/A            N/A            N/A             5.30
Dec 1931          N/A          N/A           N/A             N/A            N/A            N/A             5.10
Dec 1932          N/A          N/A           N/A             N/A            N/A            N/A             4.10
Dec 1933          N/A          N/A           N/A             N/A            N/A            N/A             3.40
Dec 1934          N/A          N/A           N/A             N/A            N/A            N/A             3.50
Dec 1935          N/A          N/A           N/A             N/A            N/A            N/A             3.10
Dec 1936          N/A          N/A           N/A             N/A            N/A            N/A             3.20
Dec 1937          N/A          N/A           N/A             N/A            N/A            N/A             3.50
Dec 1938          N/A          N/A           N/A             N/A            N/A            N/A             3.50
Dec 1939          N/A          N/A           N/A             N/A            N/A            N/A             3.40
Dec 1940          N/A          N/A           N/A             N/A            N/A            N/A             3.30
Dec 1941          N/A          N/A           N/A             N/A            N/A            N/A             3.10
Dec 1942          N/A          N/A           N/A             N/A            N/A            N/A             3.00
Dec 1943          N/A          N/A           N/A             N/A            N/A            N/A             2.90
Dec 1944          N/A          N/A           N/A             N/A            N/A            N/A             2.80
Dec 1945          N/A          N/A           N/A             N/A            N/A            N/A             2.50
Dec 1946          N/A          N/A           N/A             N/A            N/A            N/A             2.20
Dec 1947          N/A          N/A           N/A             N/A            N/A            N/A             2.30
Dec 1948          N/A          N/A           N/A             N/A            N/A            N/A             2.30
Dec 1949          N/A          N/A           N/A             N/A            N/A            N/A             2.40
Dec 1950          N/A          N/A           N/A             N/A            N/A            N/A             2.50
Dec 1951          N/A          N/A           N/A             N/A            N/A            N/A             2.60
Dec 1952          N/A          N/A           N/A             N/A            N/A            N/A             2.70
Dec 1953          N/A          N/A           N/A             N/A            N/A            N/A             2.80
Dec 1954          N/A          N/A           N/A             N/A            N/A            N/A             2.90
Dec 1955          N/A          N/A           N/A             N/A            N/A            N/A             2.90
Dec 1956          N/A          N/A           N/A             N/A            N/A            N/A             3.00
Dec 1957          N/A          N/A           N/A             N/A            N/A            N/A             3.30
Dec 1958          N/A          N/A           N/A             N/A            N/A            N/A             3.38
Dec 1959          N/A          N/A           N/A             N/A            N/A            N/A             3.53
Dec 1960          N/A          N/A           N/A             N/A           5.77            N/A             3.86
Dec 1961          N/A          N/A           N/A             N/A           20.59           N/A             3.90
Dec 1962          N/A          N/A           N/A             N/A           -6.80           N/A             4.08
Dec 1963          N/A          N/A           N/A             N/A           13.10           N/A             4.17
Dec 1964          N/A          N/A           N/A             N/A           12.36           N/A             4.19
Dec 1965          N/A          N/A           N/A             N/A           9.80            N/A             4.23
Dec 1966          N/A          N/A           N/A             N/A           -5.86           N/A             4.45
Dec 1967          N/A          N/A           N/A             N/A           15.09           N/A             4.67
Dec 1968          N/A          N/A           N/A             N/A           13.97           N/A             4.68
Dec 1969          N/A          N/A           N/A             N/A           -9.01           N/A             4.80
Dec 1970          N/A          N/A           N/A             N/A           5.62            N/A             5.14
Dec 1971          N/A          N/A           N/A             N/A           13.90           N/A             5.30


                                      -48-



                             RUSSELL                                      LIPPER      MSCI EMERGING
                              2000       WILSHIRE REAL    S&P MIDCAP     BALANCED     MARKETS FREE         BANK
              NAREIT-EQUITY   INDEX         ESTATE           400           FUND           INDEX       SAVINGS ACCOUNT
                                          SECURITIES        INDEX          INDEX
-----------------------------------------------------------------------------------------------------------------------
Dec 1972         8.01          N/A           N/A             N/A           11.13           N/A             5.37
Dec 1973        -15.52         N/A           N/A             N/A          -12.24           N/A             5.51
Dec 1974        -21.40         N/A           N/A             N/A          -18.71           N/A             5.96
Dec 1975         19.30         N/A           N/A             N/A           27.10           N/A             6.21
Dec 1976         47.59         N/A           N/A             N/A           26.03           N/A             6.23
Dec 1977         22.42         N/A           N/A             N/A           -0.72           N/A             6.39
Dec 1978         10.34         N/A          13.04            N/A           4.80            N/A             6.56
Dec 1979         35.86        43.09         70.81            N/A           14.67           N/A             7.29
Dec 1980         24.37        38.58         22.08            N/A           19.70           N/A             8.78
Dec 1981         6.00         2.03           7.18            N/A           1.86            N/A             10.71
Dec 1982         21.60        24.95         24.47           22.68          30.63           N/A             11.19
Dec 1983         30.64        29.13         27.61           26.10          17.44           N/A             9.71
Dec 1984         20.93        -7.30         20.64           1.18           7.46            N/A             9.92
Dec 1985         19.10        31.05         22.20           35.58          29.83           N/A             9.02
Dec 1986         19.16        5.68          20.30           16.21          18.43           N/A             7.84
Dec 1987         -3.64        -8.77         -7.86           -2.03          4.13            N/A             6.92
Dec 1988         13.49        24.89         24.18           20.87          11.18          40.43            7.20
Dec 1989         8.84         16.24          2.37           35.54          19.70          64.96            7.91
Dec 1990        -15.35       -19.51         -33.46          -5.12          0.66           10.55            7.80
Dec 1991         35.70        46.05         20.03           50.10          25.83          59.91            4.61
Dec 1992         14.59        18.41          7.36           11.91          7.46           11.40            2.89
Dec 1993         19.65        18.91         15.24           13.96          11.95          74.83            2.73
Dec 1994         3.17         -1.82          1.64           -3.57          -2.05          7.32             4.96
Dec 1995         15.27        28.44         13.65           30.94          24.89          5.21             5.24

Dec 1996         35.26        16.53         36.87           19.20          13.01          6.03             4.95




Source:  Lipper

                                   APPENDIX C


                            OTHER PIONEER INFORMATION


         The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the United States.


         As of December 31, 1996, PMC employed a professional investment staff of 53, with a combined average of twelve years' experience in the financial services industry.

         Total assets of all Pioneer mutual funds at December 31, 1996, were approximately $15.8 billion representing 1,086,554 shareholder accounts, 722,661 non-retirement accounts and 363,893 retirement accounts.